UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-121

Name of Registrant: Vanguard Wellington Fund

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: November 30

Date of reporting period: December 1, 2010 – May 31, 2011

Item 1: Reports to Shareholders

Vanguard Wellington™ Fund
Semiannual Report

May 31, 2011

> Vanguard Wellington Fund returned more than 11% for the six months ended May 31, 2011.

> The fund’s return surpassed that of its composite index benchmark as well as the average return of its peer group.

> Astute selection in the equity portion of the portfolio helped the fund’s overall performance; the bond portfolio’s return slightly lagged that of its benchmark.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	7
Fund Profile.	10
Performance Summary.	12
Financial Statements.	13
About Your Fund’s Expenses.	31
Glossary.	33

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Cover photograph: Jean Maher.

Your Fund’s Total Returns

Six Months Ended May 31, 2011

Total
Returns
Vanguard Wellington Fund
Investor Shares	11.43%
Admiral™ Shares	11.48
Wellington Composite Index	10.71
Mixed-Asset Target Allocation Growth Funds Average	11.12

Wellington Composite Index: 65% S&P 500 Index and 35% Lehman U.S. Long Credit AA or Better Bond Index through February 29, 2000; 65%
S&P 500 Index and 35% Barclays Capital U.S. Credit A or Better Bond Index thereafter.
Mixed-Asset Target Allocation Growth Funds Average: Derived from data provided by Lipper Inc.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
November 30, 2010 , Through May 31, 2011

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Wellington Fund
Investor Shares	$29.94	$32.92	$0.423	$0.000
Admiral Shares	51.71	56.86	0.752	0.000

Chairman’s Letter

Dear Shareholder,

For the six months ended May 31, 2011, Vanguard Wellington Fund returned more than 11% for both Investor and Admiral Shares. The fund’s return beat that of its customized benchmark, the Wellington Composite Index, and the average return of peer funds.

The fund’s stock portfolio, which accounts for roughly 65% of its assets, benefited from the advisor’s strong selection. The fund posted gains of about 10% or more in all ten sectors.

The return of the Wellington Fund’s fixed income portfolio, which accounts for about 35% of assets, slightly trailed that of its corporate bond benchmark. The fund missed some opportunities in the strongly performing financial sector. As of May 31, the fund’s 30-day SEC yield stood at 2.47% for Investor Shares and 2.55% for Admiral Shares, up slightly from six months ago, mainly because improved earnings allowed some corporations to increase their dividend payouts.

Please note that on May 11, we lowered the minimum required investment for the Investor Shares of most Vanguard funds, including Wellington, to $3,000. This was done as part of our ongoing efforts to simplify how we offer Investor Shares and to increase the accessibility of our funds.

Stock prices followed corporate profits higher
During the past six months, global stock markets powered past a series of unnerving developments—financial drama in Europe, natural and nuclear disaster in Japan, and geopolitical upheaval in commodity markets. The broad U.S. stock market returned more than 15% for the period, buoyed by surprising strength in corporate profits. Toward the end of the fiscal half-year, however, a pullback in the manufacturing sector and unexpected weakness in the labor market sounded notes of caution.

International stocks followed a similar trajectory, returning almost 14% for the period. In emerging markets and in most developed markets, strength in local currencies boosted returns for U.S.-based investors.

In the broad U.S. bond market, a late-stage change of direction
Through much of the fiscal half-year, bond market returns hovered near—or below—0%. With the economy seeming to find its footing, interest rates rose slowly but steadily. Investors were concerned that accelerating growth might eventually lead to higher inflation, perhaps sooner rather than later. Rising rates put pressure on bond prices.

Later in the period, however, disappointing economic news—including in the housing and labor markets—doused worries about

Market Barometer

			Total Returns
		Periods Ended May 31, 2011
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	15.49%	26.81%	3.69%
Russell 2000 Index (Small-caps)	17.34	29.75	4.70
Dow Jones U.S. Total Stock Market Index	15.20	27.10	4.07
MSCI All Country World Index ex USA (International)	13.58	29.95	3.95

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	1.91%	5.84%	6.63%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	2.04	3.18	4.78
Citigroup Three-Month U.S. Treasury Bill Index	0.06	0.15	1.94

CPI
Consumer Price Index	3.27%	3.57%	2.22%

inflation. Perhaps counterintuitively, bad news for the economy spells good news for bonds: As yields retreated, bond prices rallied.

For the full six months, the broad U.S. taxable bond market returned about 2%, roughly matching the performance of the municipal market.

The returns of money market instruments, such as 3-month Treasury bills, remained near 0%, consistent with the Federal Reserve Board’s target for short-term interest rates.

Stock market strength powered the fund’s six-month return
The Wellington Fund benefited from substantial gains in global equity markets during the half-year. Many of the blue-chip companies in the fund’s equity portfolio registered impressive earnings growth and increased their dividend payouts. This environment suited the investment strategy of the fund’s advisor, Wellington Management Company, LLP, which favors value-oriented companies with the potential for above-average dividends.

The fund’s stock portfolio returned 16.35% for the half-year, higher than the 15.03% return of its benchmark, the S&P 500

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	Admiral	Peer Group
	Shares	Shares	Average
Wellington Fund	0.30%	0.22%	1.04%

The fund expense ratios shown are from the prospectus dated March 25, 2011, and represent estimated costs for the current fiscal year. For the six months ended May 31, 2011, the fund’s annualized expense ratios were 0.29% for Investor Shares and 0.21% for Admiral Shares.
Peer-group expense ratios are derived from data provided by Lipper Inc. and capture information through year-end 2010.

Peer group: Mixed-Asset Target Allocation Growth Funds.

Index. In general, this outperformance reflected the advisor’s decision to avoid a number of index components that it considered unattractive investment opportunities or that didn’t meet its dividend requirements.

Each sector in the equity portfolio produced strong results. Energy, financials, and information technology contributed most to the fund’s performance compared with its equity benchmark index.

The best-performing stocks, by far, came from the energy sector (+27%), which accounted for more than one-fifth of the fund’s equity portfolio return. The sector benefited from rising crude oil prices following the unrest in the Middle East and North Africa as well as growing demand from emerging markets. The advisor’s decision to hold a larger proportion of assets in this sector compared with the benchmark also helped performance.

In the financial sector, the fund’s largest equity sector allocation, insurance and diversified financial services stocks posted the strongest results. However, it was the advisor’s decision not to hold some of the bigger, but weakly performing, stocks in the benchmark index—including Berkshire Hathaway (–1%) and Citigroup (–2%)—that helped the fund stay a few steps ahead of the index.

Information technology, another sizable component of the portfolio, also helped strengthen the fund compared to the benchmark. The advisor held a number of the sector’s better performers, while steering clear of benchmark heavyweight Google, whose stock price retreated during the six months.

The fund is required to hold bonds, both for the income they produce and for their potential to dampen the portfolio’s volatility.

The Wellington Fund’s fixed income portfolio, which is composed of investment-grade corporate and U.S. government bonds, produced positive results amid a lackluster market. For the half-year, the fixed income portfolio returned 2.37%, a step behind the return of its benchmark, the Barclays Capital U.S. Credit A or Better Bond Index (+2.88%). The fund underweighted the banking sector, a large component of the benchmark, which performed well during the period. The fund also was hurt by its limited exposure to foreign debt, which, the advisor believes, presents risks inconsistent with the fund’s mandate.

For more on the fund’s positioning during the fiscal half-year, please see the Advisor’s Report that follows this letter.

Focus on the long term, tune out the noise
The stock market’s performance over the past six months has been impressive, considering some of the challenges it has encountered during the period.

There will always be unexpected news—good or bad—that drives global stock markets up or down. As tempting as it may be to let such short-term volatility influence the way you invest, you should always remain focused on your long-term investment goals.

No matter what the market’s short-term direction, we encourage you to build a well-balanced, diversified portfolio that includes a mix of stock and bond funds and short-term investments appropriate for your time horizon, financial objectives, and risk tolerance.

Vanguard Wellington Fund can serve as a model for such prudent investment behaviors. Since its founding in 1929, the fund has held a balanced portfolio of stocks and bonds, weathering the market’s inevitable setbacks by remaining focused on its long-term objectives. With its balanced approach, low costs, and talented advisor, Wellington Fund can play an important role as the core of your long-term investment portfolio.

Thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
June 9, 2011

Advisor’s Report

Vanguard Wellington Fund returned 11.43% for Investor Shares for the six months ended May 31, 2011. The fund’s absolute performance for the period was ahead of the 10.71% return for the Wellington Composite Index, which is weighted 65% in large-capitalization stocks and 35% in high-quality corporate bonds.

Broadly speaking, the fund performed in line with its peer group, modestly beating the 11.12% average return of mixed-asset target growth funds.

Investment environment
Despite a period filled with volatility andheadline risk, stocks gained 15.03% for the six months, as measured by the S&P 500 Index. For most of the period, investors chose to focus on improving economic data, strong corporate earnings, and robust merger-and-acquisition activity.

Heightened geopolitical risks, a devastating earthquake in Japan, and continued uncertainty surrounding sovereign debt issues in Europe were not enough to offset investors’ enthusiasm about the perceived improving health of the global economy.

Bonds also enjoyed positive total returns for the period. Although we believe credit markets will continue to perform well on the strength of improving economic data and healthy corporate credit fundamentals, we continue to monitor various downside risks. These risks include the threat of rising global inflation. We expect divergent policy

Equity Portfolio Changes
Six months ended May 31, 2011

Additions	Comments
BP	We believe that this multinational integrated energy company has more than enough assets reserved for liabilities arising from last year’s Gulf of Mexico spill and that the stock is attractively valued.
An opportunity exists for management to realize gains by divesting non-core assets.
Prudential Financial	We like the company’s attractive business mix and good
organic growth opportunities, and the fact that the stock trades at a discount to peers. Positive prospects for Prudential’s Asian business don’t seem to be fully appreciated by the market.

Deletions	Comments
Wal-Mart Stores	Higher food and energy prices are hurting some segments of
Wal-Mart’s consumer base. We eliminated our position because of weak sales, competition from online and dollar stores, and a perceived lack of strategic direction to address these issues.
Marathon Oil	This large U.S. refiner and oil exploration company announced plans to spin off its refining and oil production businesses, leading to a significant rally in the stock. We sold our position as it reached its fair value.

responses to concerns over inflation and inflation expectations to play a prominent role in driving market performance during the coming months.

Our successes
Security selection and sector allocation both proved favorable for the equity portion of the portfolio, which outpaced the S&P 500 Index for the period. Our stock selection within the information technology, energy, and financial sectors was particularly helpful. Top absolute contributors during the period included International Business Machines (IBM), Chevron, and JPMorgan Chase.

IBM, one of our largest holdings, performed well. The market has responded favorably as the company has shown signs of strong organic growth and used its robust free cash flow to repurchase stock. With oil prices on the rise during much of the period, Chevron shares also moved higher. The company is well-positioned compared to peers, given its leverage to oil, its small refining and marketing footprint, and the depth and quality of its upstream production portfolio. We also view favorably Chevron’s recent acquisition of Atlas Energy. JPMorgan Chase was another top absolute contributor. We believe that the bank’s losses from mortgage issues are manageable and will probably not have a meaningful effect on its capital position, and that credit costs have likely peaked and should continue to decline.

The fund’s fixed income portfolio also demonstrated favorable security selection during the period, with corporate bonds within the consumer and transportation sectors particularly beneficial to the portfolio’s results. Positions in securities not included in the benchmark, in mortgage and structured finance securities, also contributed to the portfolio’s return.

Our shortfalls
In the equity portfolio, stock selection within consumer discretionary and health care detracted from results, as did an overweight to financials. In terms of individual stock holdings, absolute detractors for the period included Staples, Target, and Cisco Systems.

Staples struggled with sluggish results from its retail business overall. The stock demonstrated a surprisingly weak response to improved economic activity and higher employment; it suffered amid the market’s longer-term concerns about the relevance of office product retailing in the face of growing tablet use in the workplace. We reduced our exposure during the period.

Despite the recent poor performance of its stock, Target has a very strong core franchise and is engaging in a number of strategic initiatives to improve its relevance to its core customer, particularly in the area of food. Like many maturing retail concepts, Target is slowing its square footage growth while maintaining highly attractive existing store economics.

We believe that the company’s free cash flow will increasingly find its way to the stockholder through strong dividend growth. We added to our position during the period. Networking equipment provider Cisco Systems disappointed investors with its margin guidance, stoking market concerns that the company may be compelled to cut prices to protect its market share. Cisco Systems remains attractive because of its valuation and strong market position.

The fixed income portfolio of the fund slightly trailed its all-corporate bond benchmark. Our allocation to bonds in the banking sector detracted from the portfolio’s performance, as did security selection within the communications sector. Given the portfolio’s positioning during the period, the steepening of the yield curve—with yields on one-year notes falling while longer-term bond yields rose—also proved unfavorable.

The fund’s positioning
We continue to search diligently for attractively valued companies with strong operating characteristics. We are particularly interested in stocks of companies with business fundamentals that are poised to improve. As always, an above-average dividend is central to our stock selection process. Our disciplined selection process focuses on identifying industries, and ultimately, companies, where the outlook for supply/demand balance will be favorable. As of the end of the period, the fund’s equity portfolio was overweighted in the health care, financial, and energy sectors and underweighted in the information technology and consumer sectors.

The bond portion of the fund is currently neutrally positioned on interest rates. Though we remain largely invested in corporate bonds, we are keenly aware of the tenuous nature of the recovery, and therefore keep some exposure to Treasuries as insurance against a potentially slowing economy. Other holdings not in the benchmark include mortgage-backed and structured finance securities.

Edward P. Bousa, CFA,
Senior Vice President and Equity Portfolio Manager

John C. Keogh,
Senior Vice President and Fixed Income Portfolio Manager

Wellington Management Company, LLP

June 16, 2011

Wellington Fund

Fund Profile
As of May 31, 2011

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWELX	VWENX
Expense Ratio[1]	0.30%	0.22%
30-Day SEC Yield	2.47%	2.55%

Equity Characteristics
			DJ
			U.S. Total
		S&P 500	Market
	Fund	Index	Index
Number of Stocks	102	500	3,779
Median Market Cap $71.2B		$49.1B	$31.4B
Price/Earnings Ratio	13.8x	16.2x	17.4x
Price/Book Ratio	1.9x	2.3x	2.3x
Return on Equity	20.6%	20.2%	18.9%
Earnings Growth Rate	3.0%	5.6%	5.8%
Dividend Yield	2.5%	2.0%	1.7%
Foreign Holdings	11.8%	0.0%	0.0%
Turnover Rate
(Annualized)	45%	—	—
Short-Term Reserves	3.0%	—	—

Fixed Income Characteristics

		Barclays
		Credit
		A or	Barclays
		Better	Aggregate
	Fund	Index	Bond Index

Number of Bonds	525	2,526	7,928

Yield to Maturity
(before expenses)	3.2%	3.1%	2.7%

Average Coupon	4.7%	4.9%	4.2%

Average Duration	5.7 years	6.2 years	5.2 years

Average Effective
Maturity	8.9 years	9.4 years	7.4 years

Total Fund Volatility Measures
		DJ
	Wellington	U.S. Total
	Composite	Market
	Index	Index
R-Squared	0.98	0.93
Beta	0.95	0.64

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Stocks (% of equity portfolio)
Exxon Mobil Corp.	Integrated Oil &
	Gas	3.8%
AT&T Inc.	Integrated
	Telecommunication
	Services	3.7
Chevron Corp.	Integrated Oil &
	Gas	3.1
International Business	IT Consulting &
Machines Corp.	Other Services	2.9
Pfizer Inc.	Pharmaceuticals	2.8
Wells Fargo & Co.	Diversified Banks	2.6
JPMorgan Chase & Co.	Diversified Financial
	Services	2.2
Microsoft Corp.	Systems Software	2.0
Merck & Co Inc.	Pharmaceuticals	2.0
Eli Lilly & Co.	Pharmaceuticals	1.7
Top Ten		26.8%
Top Ten as % of Total Net Assets		17.5%

The holdings listed exclude any temporary cash investments and equity index products.

Fund Asset Allocation

1 The expense ratios shown are from the prospectus dated March 25, 2011, and represent estimated costs for the current fiscal year. For the six months ended May 31, 2011, the annualized expense ratios were 0.29% for Investor Shares and 0.21% for Admiral Shares.

Wellington Fund

Sector Diversification (% of equity exposure)
			DJ
			U.S. Total
		S&P 500	Market
	Fund	Index	Index
Consumer
Discretionary	7.7%	10.6%	12.0%
Consumer Staples	7.4	10.8	9.8
Energy	14.2	12.6	11.3
Financials	18.0	15.2	15.6
Health Care	14.8	11.7	11.3
Industrials	11.6	11.1	11.5
Information
Technology	14.1	18.0	18.4
Materials	4.5	3.6	4.4
Telecommunication
Services	3.9	3.1	2.6
Utilities	3.8	3.3	3.1

Sector Diversification (% of fixed income portfolio)

Asset-Backed	3.2%
Commercial Mortgage-Backed	0.7
Finance	33.2
Foreign	4.1
Government Mortgage-Backed	10.0
Industrial	32.5
Treasury/Agency	2.8
Utilities	8.3
Other	5.2

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Distribution by Credit Quality (% of fixed income portfolio)

U.S. Government	11.5%
Aaa	6.1
Aa	21.0
A	38.4
Baa	13.7
Not Rated	9.3

For information about these ratings, see the Glossary entry for Credit Quality.

Equity Investment Focus

Fixed Income Investment Focus

Wellington Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): November 30, 2000, Through May 31, 2011

Wellington Composite Index: 65% S&P 500 Index and 35% Lehman U.S. Long Credit AA or Better Bond Index through February 29, 2000; 65% S&P 500 Index and 35% Barclays Capital U.S. Credit A or Better Bond Index thereafter.
Note: For 2011, performance data reflect the six months ended May 31, 2011.

Average Annual Total Returns: Periods Ended March 31, 2011
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	7/1/1929	11.45%	5.82%	3.30%	3.36%	6.66%
Admiral Shares	5/14/2001	11.50	5.93	3.46[1]	3.01[1]	6.47[1]
1 Return since inception.

See Financial Highlights for dividend and capital gains information.

Wellington Fund

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary
As of May 31, 2011

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market	Percentage
		Value	of Net
	Shares	($000)	Assets
Common Stocks
Consumer Discretionary
Comcast Corp. Class A	25,176,900	635,465	1.1%
News Corp. Class A	27,418,300	502,852	0.9%
Consumer Discretionary—Other †		1,822,778	3.1%
		2,961,095	5.1%
Consumer Staples
PepsiCo Inc.	8,684,200	617,620	1.1%
Philip Morris International Inc.	8,086,600	580,214	1.0%
Procter & Gamble Co.	7,625,275	510,894	0.9%
Consumer Staples—Other †		1,120,675	1.9%
		2,829,403	4.9%
Energy
Exxon Mobil Corp.	17,533,064	1,463,485	2.5%
Chevron Corp.	11,435,300	1,199,677	2.1%
Anadarko Petroleum Corp.	7,504,300	596,742	1.0%
Baker Hughes Inc.	5,876,900	434,479	0.7%
^ Total SA ADR	6,604,300	380,342	0.7%
Occidental Petroleum Corp.	2,934,700	316,507	0.5%
Energy—Other †		1,051,924	1.8%
		5,443,156	9.3%
Financials
Wells Fargo & Co.	35,290,417	1,001,189	1.7%
JPMorgan Chase & Co.	19,408,376	839,218	1.4%
MetLife Inc.	13,340,105	588,299	1.0%
ACE Ltd.	6,562,900	451,659	0.8%
PNC Financial Services Group Inc.	6,924,600	432,234	0.7%
Bank of America Corp.	35,909,800	421,940	0.7%
* UBS AG	20,271,434	391,644	0.7%
Goldman Sachs Group Inc.	1,715,700	241,450	0.4%
Financials—Other †		2,543,012	4.4%
		6,910,645	11.8%

Wellington Fund

		Market	Percentage
		Value	of Net
	Shares	($000)	Assets
Health Care
Pfizer Inc.	49,631,341	1,064,592	1.8%
Merck & Co. Inc.	20,664,252	759,411	1.3%
Eli Lilly & Co.	17,237,300	663,291	1.1%
Johnson & Johnson	8,890,900	598,269	1.0%
Medtronic Inc.	12,602,200	512,909	0.9%
AstraZeneca plc ADR	9,120,900	477,935	0.8%
Cardinal Health Inc.	8,850,900	402,008	0.7%
Teva Pharmaceutical Industries Ltd. ADR	6,260,700	318,670	0.6%
Health Care—Other †		885,342	1.5%
		5,682,427	9.7%
Industrials
General Electric Co.	28,172,600	553,310	0.9%
United Parcel Service Inc. Class B	5,760,900	423,369	0.7%
Siemens AG	3,118,951	418,331	0.7%
Northrop Grumman Corp.	6,200,600	404,837	0.7%
Waste Management Inc.	9,850,800	382,999	0.7%
FedEx Corp.	4,046,700	378,933	0.7%
Deere & Co.	4,251,100	365,935	0.6%
Industrials—Other †		1,515,606	2.6%
		4,443,320	7.6%
Information Technology
International Business Machines Corp.	6,579,800	1,111,526	1.9%
Microsoft Corp.	30,479,500	762,292	1.3%
Accenture plc Class A	9,281,300	532,654	0.9%
Texas Instruments Inc.	12,409,700	438,062	0.8%
Qualcomm Inc.	6,571,100	385,001	0.7%
Automatic Data Processing Inc.	6,862,500	378,192	0.6%
Cisco Systems Inc.	21,003,400	352,857	0.6%
* eBay Inc.	11,118,100	346,551	0.6%
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	23,001,585	314,202	0.5%
Information Technology—Other †		776,217	1.3%
		5,397,554	9.2%
Materials
BASF SE	4,899,229	454,344	0.8%
Air Products & Chemicals Inc.	3,353,000	318,837	0.6%
Materials—Other †		948,995	1.6%
		1,722,176	3.0%
Telecommunication Services
AT&T Inc.	44,859,885	1,415,778	2.4%
Telecommunication Services—Other †		84,141	0.2%
		1,499,919	2.6%
Utilities
Dominion Resources Inc.	9,920,200	473,392	0.8%
NextEra Energy Inc.	7,752,300	449,245	0.8%
Exelon Corp.	7,564,274	316,565	0.5%
Utilities—Other †		240,872	0.4%
		1,480,074	2.5%
Total Common Stocks (Cost $28,453,170)		38,369,769	65.7%

Wellington Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities (0.4%) †					213,326	0.4%

Agency Bonds and Notes
1	Bank of America Corp.	3.125%	6/15/12	50,000	51,456	0.1%
1	General Electric Capital Corp.	2.000%	9/28/12	48,985	50,065	0.1%
1	PNC Funding Corp.	2.300%	6/22/12	13,590	13,868	0.0%
1	Wells Fargo & Co.	3.000%	12/9/11	19,000	19,263	0.1%
	Agency Bonds and Notes—Other †				193,134	0.3%
					327,786	0.6%
Conventional Mortgage-Backed Securities
[2,3]	Freddie Mac Gold Pool	4.000%	6/1/41	683,000	687,057	1.2%
[2,3]	Freddie Mac Gold Pool	4.000%	5/1/39–5/1/41	783,950	789,230	1.3%
	Conventional Mortgage-Backed Securities—Other †				404,988	0.7%
					1,881,275	3.2%
Nonconventional Mortgage-Backed Securities
[2,3]	Freddie Mac REMICS	3.500%–4.000%	12/15/30–4/15/31	114,446	111,497	0.2%
	Nonconventional Mortgage-Backed Securities—Other †				27,533	0.0%
					139,030	0.2%
Total U.S. Government and Agency Obligations (Cost $2,507,048)					2,561,417	4.4%
Asset-Backed/Commercial Mortgage-Backed Securities
3	GE Capital Commercial
	Mortgage Corp.	5.145%	7/10/37	15,640	16,571	0.0%
3	GE Capital Credit Card
	Master Note Trust	3.800%	11/15/17	32,000	34,167	0.1%
4	Asset-Backed/Commercial
	Mortgage-Backed Securities—Other †				549,309	0.9%
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $596,775)					600,047	1.0%
Corporate Bonds
Finance
	Banking
	BAC Capital Trust VI	5.625%	3/8/35	96,180	87,064	0.1%
	Bank of America Corp.	5.750%	12/1/17	30,000	32,570	0.1%
	Bank of America NA	5.300%–6.000%	3/15/17–10/15/36	98,000	102,135	0.2%
	Bear Stearns Cos. LLC	6.400%–7.250%	10/2/17–2/1/18	25,150	29,735	0.1%
	Golden West Financial Corp.	4.750%	10/1/12	10,000	10,503	0.0%
	Goldman Sachs Group Inc.	3.625%–6.750%	5/1/14–2/1/41	335,426	351,288	0.6%
3	JPMorgan Chase & Co.	3.700%–7.900%	6/1/14–12/29/49	319,861	345,912	0.6%
	Merrill Lynch & Co. Inc.	6.050%–6.875%	5/16/16–9/15/26	158,000	172,978	0.3%
	National City Bank
	of Pennsylvania	7.250%	10/21/11	20,000	20,341	0.0%
	National City Corp.	6.875%	5/15/19	13,950	16,304	0.0%
	PNC Bank NA	4.875%	9/21/17	50,000	54,184	0.1%
3	PNC Financial Services
	Group Inc.	8.250%	5/31/49	44,000	47,410	0.1%
	Wachovia Bank NA	6.600%	1/15/38	60,000	68,831	0.1%

Wellington Fund

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
Wachovia Corp.	5.250%–5.500%	5/1/13–8/1/14	37,900	40,975	0.1%
Wells Fargo & Co.	3.625%–5.625%	9/1/12–12/11/17	180,350	193,765	0.3%
Wells Fargo Financial Inc.	5.500%	8/1/12	20,000	21,101	0.0%
4 Banking—Other †				2,776,404	4.8%
Brokerage †				28,904	0.0%
Finance Companies
General Electric
Capital Corp.	2.950%–6.750%	1/15/13–8/7/37	312,235	329,278	0.6%
4 Finance Companies—Other †				85,034	0.1%
Insurance
4 Metropolitan Life Global Funding I	5.125%	11/9/11–6/10/14	50,000	52,523	0.1%
4 Metropolitan Life Insurance Co.	7.700%	11/1/15	51,000	60,854	0.1%
4 Insurance—Other †				924,121	1.6%
Other Finance †				55,380	0.1%
4 Real Estate Investment Trusts †				284,092	0.5%
				6,191,686	10.6%
Industrial
4 Basic Industry †				242,140	0.4%
Capital Goods
General Electric Co.	5.250%	12/6/17	41,685	46,806	0.1%
4 Capital Goods—Other †				592,987	1.0%
Communication
AT&T Inc.	2.950%–6.800%	9/15/14–9/1/37	211,910	231,814	0.4%
BellSouth Corp.	5.200%–6.550%	10/15/11–11/15/34	89,220	95,121	0.2%
BellSouth
Telecommunications Inc.	7.000%	12/1/95	27,600	30,147	0.1%
Comcast Corp.	5.700%	5/15/18	20,000	22,416	0.0%
4 NBCUniversal Media LLC	4.375%	4/1/21	23,900	23,829	0.0%
4 Communication—Other †				696,538	1.2%
4 Consumer Cyclical †				922,397	1.6%
Consumer Noncyclical
^ Eli Lilly & Co.	6.000%	3/15/12	45,000	47,010	0.1%
Johnson & Johnson	2.150%–5.150%	5/15/16–7/15/18	55,800	57,975	0.1%
Merck & Co. Inc.	5.125%–6.550%	11/15/11–9/15/37	118,000	125,618	0.2%
PepsiCo Inc.	3.100%–7.000%	5/15/12–3/1/29	108,000	115,432	0.2%
Pfizer Inc.	5.350%	3/15/15	33,000	37,380	0.1%
Philip Morris
International Inc.	4.125%–4.500%	3/26/20–5/17/21	51,275	52,035	0.1%
4 Consumer Noncyclical—Other †				1,432,840	2.4%
4 Energy †				404,569	0.7%
4 Other Industrial †				89,576	0.1%
Technology
IBM International Group
Capital LLC	5.050%	10/22/12	50,000	53,034	0.1%
International Business
Machines Corp.	2.000%–8.375%	1/5/16–11/29/32	100,000	112,038	0.2%
Microsoft Corp.	4.500%	10/1/40	27,815	25,701	0.0%
Technology—Other †				332,061	0.6%
4 Transportation †				308,049	0.5%
				6,097,513	10.4%

Wellington Fund

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
Utilities
4	Electric †				1,291,917	2.2%
4	Natural Gas †				225,564	0.4%
	Other Utility †				42,704	0.1%
					1,560,185	2.7%
Total Corporate Bonds (Cost $12,899,723)					13,849,384	23.7%
[4]Sovereign Bonds (U.S. Dollar-Denominated) (Cost $719,160) †					772,026	1.3%
[4]Taxable Municipal Bonds (Cost $ 919,899) †					981,533	1.7%

				Shares
Temporary Cash Investments
Money Market Fund
[5,6] Vanguard Market Liquidity Fund		0.155%		401,540,300	401,540	0.7%

				Face
				Amount
				($000)
Repurchase Agreements
	Bank of America Securities, LLC
	(Dated 5/31/11, Repurchase Value
	$16,700,000, collateralized by
	Federal National Mortgage Assn.
	6.000%, 10/1/39)	0.130%	6/2/11	16,700	16,700	0.0%
	BNP Paribas Securities Corp.
	(Dated 5/31/11, Repurchase Value
	$628,202,000, collateralized by
	Federal Home Loan Mortgage Corp.
	3.500%–6.000%, 7/1/24–4/1/41,
	Federal National Mortgage Assn.
	3.500%-6.500%, 4/1/21–2/1/41)	0.140%	6/1/11	628,200	628,200	1.1%
	Deutsche Bank Securities, Inc.
	(Dated 5/31/11, Repurchase Value
	$13,200,000, collateralized by
	Federal National Mortgage Assn.
	6.500%, 1/1/39)	0.140%	6/1/11	13,200	13,200	0.0%
	Goldman Sachs & Co.
	(Dated 5/31/11, Repurchase Value
	$750,019,000, collateralized by
	Federal Home Loan Mortgage Corp.
	5.500%, 6/1/35–10/1/39,
	Federal National Mortgage Assn.
	5.000%–6.000%, 4/1/38–5/1/38)	0.130%	6/7/11	750,000	750,000	1.3%

Wellington Fund

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
HSBC Securities (USA) Inc.
(Dated 5/31/11, Repurchase Value
$123,100,000, collateralized by
Federal National Mortgage Assn.
3.500%–4.000%, 2/1/26–1/1/31)	0.130%	6/2/11	123,100	123,100	0.2%
UBS Securities, LLC
(Dated 5/31/11, Repurchase Value
$218,401,000, collateralized by
Federal Home Loan Mortgage Corp.
4.000%, 8/1/39, Federal National
Mortgage Assn. 4.000%–4.500%,
11/1/40–3/1/41)	0.140%	6/2/11	218,400	218,400	0.4%
				1,749,600	3.0%
Total Temporary Cash Investments (Cost $2,151,140)				2,151,140	3.7%
Total Investments (Cost $48,246,915)				59,285,316	101.5%
Other Assets and Liabilities
Other Assets[7]				644,494	1.1%
Liabilities[6]				(1,505,971)	(2.6%)
				(861,477)	(1.5%)
Net Assets				58,423,839	100.0%

Wellington Fund

At May 31, 2011, net assets consisted of:

Amount
($000)
Paid-in Capital	47,893,489
Undistributed Net Investment Income	253,742
Accumulated Net Realized Losses	(760,574)
Unrealized Appreciation (Depreciation)
Investment Securities	11,038,401
Futures Contracts	(2,351)
Swap Contracts	934
Foreign Currencies	198
Net Assets	58,423,839

Investor Shares—Net Assets
Applicable to 864,569,593 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	28,457,444
Net Asset Value Per Share—Investor Shares	$32.92

Admiral Shares—Net Assets
Applicable to 527,065,688 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	29,966,395
Net Asset Value Per Share—Admiral Shares	$56.86

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $375,291,000.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 Guaranteed by the Federal Deposit Insurance Corporation (FDIC) as part of the Temporary Liquidity Guarantee Program.
2 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2011, the aggregate value of these securities was $2,468,353,000, representing 4.2% of net assets.
5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
6 Includes $401,540,000 of collateral received for securities on loan.
7 Cash of $1,615,000 has been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Wellington Fund

Statement of Operations

Six Months Ended
May 31, 2011
($000)
Investment Income
Income
Dividends[1]	480,773
Interest	387,073
Security Lending	4,502
Total Income	872,348
Expenses
Investment Advisory Fees—Note B
Basic Fee	19,210
Performance Adjustment	1,600
The Vanguard Group—Note C
Management and Administrative—Investor Shares	25,925
Management and Administrative—Admiral Shares	16,166
Marketing and Distribution—Investor Shares	3,458
Marketing and Distribution—Admiral Shares	2,856
Custodian Fees	237
Shareholders’ Reports—Investor Shares	177
Shareholders’ Reports—Admiral Shares	65
Trustees’ Fees and Expenses	52
Total Expenses	69,746
Net Investment Income	802,602
Realized Net Gain (Loss)
Investment Securities Sold	1,312,430
Futures Contracts	(22,170)
Swap Contracts	4,833
Foreign Currencies	(649)
Realized Net Gain (Loss)	1,294,444
Change in Unrealized Appreciation (Depreciation)
Investment Securities	3,822,424
Futures Contracts	(2,351)
Swap Contracts	934
Foreign Currencies	210
Change in Unrealized Appreciation (Depreciation)	3,821,217
Net Increase (Decrease) in Net Assets Resulting from Operations	5,918,263
1 Dividends are net of foreign withholding taxes of $11,771,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellington Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	May 31,	November 30,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	802,602	1,482,026
Realized Net Gain (Loss)	1,294,444	857,687
Change in Unrealized Appreciation (Depreciation)	3,821,217	731,677
Net Increase (Decrease) in Net Assets Resulting from Operations	5,918,263	3,071,390
Distributions
Net Investment Income
Investor Shares	(364,170)	(859,061)
Admiral Shares	(381,400)	(629,966)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(745,570)	(1,489,027)
Capital Share Transactions
Investor Shares	(845,672)	(2,346,300)
Admiral Shares	2,757,303	4,778,476
Net Increase (Decrease) from Capital Share Transactions	1,911,631	2,432,176
Total Increase (Decrease)	7,084,324	4,014,539
Net Assets
Beginning of Period	51,339,515	47,324,976
End of Period[1]	58,423,839	51,339,515
1 Net Assets—End of Period includes undistributed net investment income of $253,742,000 and $194,785,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellington Fund

Financial Highlights

Investor Shares

	Six Months
	Ended
For a Share Outstanding	May 31,			Year Ended November 30,
Throughout Each Period	2011	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$29.94	$28.99	$23.79	$34.56	$33.76	$31.34
Investment Operations
Net Investment Income	.452	.868	.909	1.037	1.059	.982
Net Realized and Unrealized Gain (Loss)
on Investments	2.951	.960	5.217	(9.289)	2.172	3.392
Total from Investment Operations	3.403	1.828	6.126	(8.252)	3.231	4.374
Distributions
Dividends from Net Investment Income	(.423)	(.878)	(.926)	(1.094)	(1.030)	(.980)
Distributions from Realized Capital Gains	—	—	—	(1.424)	(1.401)	(.974)
Total Distributions	(.423)	(.878)	(.926)	(2.518)	(2.431)	(1.954)
Net Asset Value, End of Period	$32.92	$29.94	$28.99	$23.79	$34.56	$33.76

Total Return[1]	11.43%	6.43%	26.46%	-25.59%	10.09%	14.69%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$28,457	$26,717	$28,114	$22,486	$31,451	$29,318
Ratio of Total Expenses to
Average Net Assets[2]	0.29%	0.30%	0.34%	0.29%	0.27%	0.30%
Ratio of Net Investment Income to
Average Net Assets	2.84%	2.97%	3.59%	3.44%	3.14%	3.10%
Portfolio Turnover Rate	45%[3]	35%	28%	30%	23%	25%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.01%, 0.02%, 0.01%, 0.01%, and 0.01%.
3 Includes 16% that is attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellington Fund

Financial Highlights

Admiral Shares

	Six Months
	Ended
For a Share Outstanding	May 31,			Year Ended November 30,
Throughout Each Period	2011	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$51.71	$50.07	$41.10	$59.71	$58.32	$54.15
Investment Operations
Net Investment Income	.800	1.542	1.619	1.848	1.894	1.768
Net Realized and Unrealized Gain (Loss)
on Investments	5.102	1.658	8.999	(16.048)	3.762	5.849
Total from Investment Operations	5.902	3.200	10.618	(14.200)	5.656	7.617
Distributions
Dividends from Net Investment Income	(.752)	(1.560)	(1.648)	(1.950)	(1.847)	(1.765)
Distributions from Realized Capital Gains	—	—	—	(2.460)	(2.419)	(1.682)
Total Distributions	(.752)	(1.560)	(1.648)	(4.410)	(4.266)	(3.447)
Net Asset Value, End of Period	$56.86	$51.71	$50.07	$41.10	$59.71	$58.32

Total Return	11.48%	6.52%	26.57%	-25.52%	10.23%	14.82%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$29,966	$24,623	$19,211	$14,696	$19,323	$15,851
Ratio of Total Expenses to
Average Net Assets[1]	0.21%	0.22%	0.23%	0.18%	0.16%	0.17%
Ratio of Net Investment Income to
Average Net Assets	2.92%	3.05%	3.70%	3.55%	3.25%	3.23%
Portfolio Turnover Rate	45%[2]	35%	28%	30%	23%	25%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.01%, 0.02%, 0.01%, 0.01% and 0.01%.
2 Includes 16% that is attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellington Fund

Notes to Financial Statements

Vanguard Wellington Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Wellington Fund

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

4. Swap Contracts: The fund may invest in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund has sold credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund has also purchased credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional principal amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract. The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk for all types of swaps is that a counterparty will default on its obligation to pay net amounts due to the fund. The fund’s maximum risk of loss from counterparty credit risk is the amount of unrealized appreciation on the swap contract. This risk is mitigated by entering into swaps only with highly rated counterparties, by a master netting arrangement between the fund and the counterparty and by the posting of collateral by the counterparty. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has posted. Any securities posted as collateral for open contracts are noted in the Statement of Net Assets.

5. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may enter into TBA sells to reduce its exposure to the mortgage-backed

Wellington Fund

securities market or in order to dispose of mortgage-backed securities it owns under delayed delivery arrangements. For TBA purchases, the fund maintains cash or short-term investments until settlement date in an amount sufficient to meet the purchase price.

6. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities, and is compensated by interest earned on the proceeds of the initial sale and by a lower price on the securities to be repurchased. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold (Other Assets) or Payables for Investment Securities Purchased (Liabilities) in the Statement of Net Assets. The primary risk associated with mortgage dollar rolls is that a counterparty will default on its obligations to deliver purchased securities. This risk is mitigated by entering into mortgage dollar rolls with only highly rated counterparties, allocating transactions among numerous counterparties, and monitoring exposure to each counterparty.

In April 2011, the Financial Accounting Standards Board adopted Accounting Standards Update (ASU) 2011–03, “Transfers and Servicing (Topic 860)—Reconsideration of Effective Control for Repurchase Agreements.” The ASU takes effect for periods beginning after December 15, 2011. Under the ASU, certain mortgage dollar roll transactions that would have previously been accounted for as purchases and sales may be accounted for as financing transactions. Treatment as financing would have no impact to total return, but certain transactions that previously resulted in realized gains and losses would instead be reflected in net income and unrealized gains and losses. Management is currently assessing whether the ASU will impact the accounting for the fund’s mortgage dollar roll transactions.

7. Repurchase Agreements: The fund invests in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

8. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 30, 2007–2010), and for the period ended May 31, 2011, and has concluded that no provision for federal income tax is required in the fund’s financial statements. 9. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

10. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

11. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Wellington Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, llp, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the combined index comprising the S&P 500 Index and the Barclays Capital U.S. Credit A or Better Bond Index. For the six months ended May 31, 2011, the investment advisory fee represented an effective annual basic rate of 0.07% of the fund’s average net assets before an increase of $1,600,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At May 31, 2011, the fund had contributed capital of $9,185,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 3.67% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of May 31, 2011, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	35,948,773	2,420,996	—
U.S. Government and Agency Obligations	—	2,561,417	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	600,047	—
Corporate Bonds	—	13,849,384	—
Sovereign Bonds	—	772,026	—
Taxable Municipal Bonds	—	981,533	—
Temporary Cash Investments	401,540	1,749,600	—
Futures Contracts—Assets[1]	215	—	—
Futures Contracts—Liabilities[1]	(776)	—	—
Swap Contracts—Assets	—	934	—
Total	36,349,752	22,935,937	—
1 Represents variation margin on the last day of the reporting period.

Wellington Fund

E. At May 31, 2011, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Interest Rate	Credit
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	215	934	1,149
Liabilities	(776)	---	(776)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended May 31, 2011, were:

	Interest Rate	Credit
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	(22,170)	---	(22,170)
Swap Contracts	---	4,833	4,833
Realized Net Gain (Loss) on Derivatives	(22,170)	4,833	(17,337)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(2,351)	---	(2,351)
Swap Contracts	---	934	934
Change in Unrealized Appreciation (Depreciation) on Derivatives	(2,351)	934	(1,417)

At May 31, 2011, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
10-Year U.S. Treasury Note	September 2011	(2,473)	(303,213)	(2,279)
Ultra Long U.S. Treasury Bond	September 2011	(74)	(9,951)	(72)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Wellington Fund

At May 31, 2011, the fund had the following open swap contracts:
Credit Default Swaps
				Up-front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	($000)	(%)	($000)
Credit Protection Sold/
Moody’s Rating
CDX IG Corp./Baa1[2]	12/20/15	GSI	167,000	(931)	1.000	813
CDX IG Corp./Baa1[2]	12/20/20	BOANA	208,000	2,717	1.000	121
						934

1 BOANA—Bank of America NA.
GSI—Goldman Sachs International.
2 CDX North American Investment Grade Index.

At May 31, 2011, counterparties had deposited in segregated accounts securities with a value sufficient to cover substantially all amounts due to the fund in connection with open swap contracts.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended May 31, 2011, the fund realized net foreign currency losses of $649,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized gains of $2,574,000 on swap contracts have been reclassified from accumulated net realized losses to undistributed net investment income.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at November 30, 2010, the fund had available capital loss carryforwards totaling $2,045,917,000 to offset future net capital gains through November 30, 2017. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending November 30, 2011; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

The fund had realized losses totaling $6,715,000 through November 30, 2010, which are deferred for tax purposes and reduce the amount of tax-basis unrealized appreciation on investment securities.

Wellington Fund

At May 31, 2011, the cost of investment securities for tax purposes was $48,253,630,000. Net unrealized appreciation of investment securities for tax purposes was $11,031,686,000, consisting of unrealized gains of $11,618,566,000 on securities that had risen in value since their purchase and $586,880,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended May 31, 2011, the fund purchased $7,859,813,000 of investment securities and sold $6,038,076,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $6,233,821,000 and $6,148,916,000, respectively.

G. Capital share transactions for each class of shares were:

		Six Months Ended		Year Ended
		May 31, 2011	November 30, 2010
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	2,362,915	73,999	4,053,445	138,444
Issued in Lieu of Cash Distributions	354,443	11,233	832,812	28,659
Redeemed	(3,563,030)	(113,044)	(7,232,557)	(244,648)
Net Increase (Decrease)—Investor Shares	(845,672)	(27,812)	(2,346,300)	(77,545)
Admiral Shares
Issued	4,019,146	73,741	6,523,387	127,011
Issued in Lieu of Cash Distributions	351,180	6,439	577,590	11,508
Redeemed	(1,613,023)	(29,249)	(2,322,501)	(46,086)
Net Increase (Decrease)—Admiral Shares	2,757,303	50,931	4,778,476	92,433

H. In preparing the financial statements as of May 31, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended May 31, 2011

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Wellington Fund	11/30/2010	5/31/2011	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,114.32	$1.53
Admiral Shares	1,000.00	1,114.81	1.11
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.49	$1.46
Admiral Shares	1,000.00	1,023.88	1.06

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.29% for Investor Shares and 0.21% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA or Aaa (highest) to C or D (lowest). “Not Rated” is used to classify securities for which a rating is not available. For this report, credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is used.

Dividend Yield. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a fund, the weighted average yield for stocks it holds. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 177 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	and President (2006–2008) of Rohm and Haas Co.
(chemicals); Director of Tyco International, Ltd.
F. William McNabb III	(diversified manufacturing and services) and Hewlett-
Born 1957. Trustee Since July 2009. Chairman of the	Packard Co. (electronic computer manufacturing);
Board. Principal Occupation(s) During the Past Five	Senior Advisor at New Mountain Capital; Trustee
Years: Chairman of the Board of The Vanguard Group,	of The Conference Board; Member of the Board of
Inc., and of each of the investment companies served	Managers of Delphi Automotive LLP (automotive
by The Vanguard Group, since January 2010; Director	components).
of The Vanguard Group since 2008; Chief Executive
Officer and President of The Vanguard Group and of	Amy Gutmann
each of the investment companies served by The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group since 2008; Director of Vanguard	Occupation(s) During the Past Five Years: President
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Christopher H.
Vanguard Group (1995–2008).	Browne Distinguished Professor of Political Science
in the School of Arts and Sciences with secondary
appointments at the Annenberg School for Commu-
Independent Trustees	nication and the Graduate School of Education
of the University of Pennsylvania; Director of
Emerson U. Fullwood	Carnegie Corporation of New York, Schuylkill River
Born 1948. Trustee Since January 2008. Principal	Development Corporation, and Greater Philadelphia
Occupation(s) During the Past Five Years: Executive	Chamber of Commerce; Trustee of the National
Chief Staff and Marketing Officer for North America	Constitution Center; Chair of the Presidential
and Corporate Vice President (retired 2008) of Xerox	Commission for the Study of Bioethical Issues.
Corporation (document management products and
services); Executive in Residence and 2010	JoAnn Heffernan Heisen
Distinguished Minett Professor at the Rochester	Born 1950. Trustee Since July 1998. Principal
Institute of Technology; Director of SPX Corporation	Occupation(s) During the Past Five Years: Corporate
(multi-industry manufacturing), the United Way of	Vice President and Chief Global Diversity Officer
Rochester, Amerigroup Corporation (managed health	(retired 2008) and Member of the Executive
care), the University of Rochester Medical Center,	Committee (1997–2008) of Johnson & Johnson
Monroe Community College Foundation, and North	(pharmaceuticals/consumer products); Director of
Carolina A&T University.	Skytop Lodge Corporation (hotels), the University
Medical Center at Princeton, the Robert Wood
Rajiv L. Gupta	Johnson Foundation, and the Center for Work Life
Born 1945. Trustee Since December 2001.[2]	Policy; Member of the Advisory Board of the
Principal Occupation(s) During the Past Five Years:	Maxwell School of Citizenship and Public Affairs
Chairman and Chief Executive Officer (retired 2009)	at Syracuse University.

F. Joseph Loughrey	Thomas J. Higgins
Born 1949. Trustee Since October 2009. Principal	Born 1957. Chief Financial Officer Since September
Occupation(s) During the Past Five Years: President	2008. Principal Occupation(s) During the Past Five
and Chief Operating Officer (retired 2009) and Vice	Years: Principal of The Vanguard Group, Inc.; Chief
Chairman of the Board (2008–2009) of Cummins Inc.	Financial Officer of each of the investment companies
(industrial machinery); Director of SKF AB (industrial	served by The Vanguard Group since 2008; Treasurer
machinery), Hillenbrand, Inc. (specialized consumer	of each of the investment companies served by The
services), the Lumina Foundation for Education, and	Vanguard Group (1998–2008).
Oxfam America; Chairman of the Advisory Council
for the College of Arts and Letters and Member	Kathryn J. Hyatt
of the Advisory Board to the Kellogg Institute for	Born 1955. Treasurer Since November 2008. Principal
International Studies at the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Treasurer of each of
André F. Perold	the investment companies served by The Vanguard
Born 1952. Trustee Since December 2004. Principal	Group since 2008; Assistant Treasurer of each of the
Occupation(s) During the Past Five Years: George	investment companies served by The Vanguard Group
Gund Professor of Finance and Banking at the Harvard	(1988–2008).
Business School; Chair of the Investment Committee
of HighVista Strategies LLC (private investment firm).	Heidi Stam
Born 1956. Secretary Since July 2005. Principal
Alfred M. Rankin, Jr.	Occupation(s) During the Past Five Years: Managing
Born 1941. Trustee Since January 1993. Principal	Director of The Vanguard Group, Inc., since 2006;
Occupation(s) During the Past Five Years: Chairman,	General Counsel of The Vanguard Group since 2005;
President, and Chief Executive Officer of NACCO	Secretary of The Vanguard Group and of each of the
Industries, Inc. (forklift trucks/housewares/lignite);	investment companies served by The Vanguard Group
Director of Goodrich Corporation (industrial products/	since 2005; Director and Senior Vice President of
aircraft systems and services) and the National	Vanguard Marketing Corporation since 2005;
Association of Manufacturers; Chairman of the	Principal of The Vanguard Group (1997–2006).
Federal Reserve Bank of Cleveland; Vice Chairman
of University Hospitals of Cleveland; President of
the Board of The Cleveland Museum of Art.	Vanguard Senior Management Team

Peter F. Volanakis	R. Gregory Barton	Michael S. Miller
Born 1955. Trustee Since July 2009. Principal	Mortimer J. Buckley	James M. Norris
Occupation(s) During the Past Five Years: President	Kathleen C. Gubanich	Glenn W. Reed
and Chief Operating Officer (retired 2010) of Corning	Paul A. Heller	George U. Sauter
Incorporated (communications equipment); Director of	Martha G. King
Corning Incorporated (2000–2010) and Dow Corning
(2001–2010); Overseer of the Amos Tuck School of
Business Administration at Dartmouth College.	Chairman Emeritus and Senior Advisor

John J. Brennan
Executive Officers	Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008
Glenn Booraem
Born 1967. Controller Since July 2010. Principal
Occupation(s) During the Past Five Years: Principal	Founder
of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard	John C. Bogle
Group since 2010; Assistant Controller of each of	Chairman and Chief Executive Officer, 1974–1996
the investment companies served by The Vanguard
Group (2001–2010).

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
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Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2011 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q212 072011

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2011

		Market
		Value
	Shares	($000)
Common Stocks (65.7%)
Consumer Discretionary (5.1%)
Comcast Corp. Class A	25,176,900	635,465
News Corp. Class A	27,418,300	502,852
Time Warner Inc.	8,491,000	309,327
Target Corp.	5,520,900	273,450
Johnson Controls Inc.	6,615,100	261,958
Lowe's Cos. Inc.	9,804,200	236,673
Staples Inc.	13,979,700	235,139
* Ford Motor Co.	13,192,160	196,827
Home Depot Inc.	4,651,500	168,756
Honda Motor Co. Ltd. ADR	3,493,000	132,734
Omnicom Group Inc.	169,200	7,914
		2,961,095
Consumer Staples (4.9%)
PepsiCo Inc.	8,684,200	617,620
Philip Morris International Inc.	8,086,600	580,214
Procter & Gamble Co.	7,625,275	510,894
CVS Caremark Corp.	7,444,100	288,012
Unilever NV	8,035,000	262,423
Coca-Cola Co.	3,547,600	237,015
Nestle SA ADR	3,277,100	210,832
Colgate-Palmolive Co.	1,398,300	122,393
		2,829,403
Energy (9.3%)
Exxon Mobil Corp.	17,533,064	1,463,485
Chevron Corp.	11,435,300	1,199,677
Anadarko Petroleum Corp.	7,504,300	596,742
Baker Hughes Inc.	5,876,900	434,479
^ Total SA ADR	6,604,300	380,342
Occidental Petroleum Corp.	2,934,700	316,507
Encana Corp.	7,556,504	257,677
BG Group plc	9,542,785	221,576
Cenovus Energy Inc.	5,960,604	221,079
Petroleo Brasileiro SA ADR	5,384,200	186,455
BP plc ADR	3,571,300	165,137
		5,443,156
Financials (11.8%)
Wells Fargo & Co.	35,290,417	1,001,189
JPMorgan Chase & Co.	19,408,376	839,218
MetLife Inc.	13,340,105	588,299
ACE Ltd.	6,562,900	451,659
PNC Financial Services Group Inc.	6,924,600	432,234
Bank of America Corp.	35,909,800	421,940
* UBS AG	20,271,434	391,644
Standard Chartered plc	11,460,041	307,686
BlackRock Inc.	1,445,900	297,219
Chubb Corp.	4,232,100	277,583
US Bancorp	9,503,600	243,292
Goldman Sachs Group Inc.	1,715,700	241,450
Barclays plc	51,286,418	234,401
Prudential Financial Inc.	3,284,200	209,466
Hartford Financial Services Group Inc.	6,275,332	167,238
HSBC Holdings plc ADR	2,988,600	156,483
Mitsubishi UFJ Financial Group Inc.	29,809,900	137,476
* Swiss Re Ltd.	2,261,990	134,595
Marsh & McLennan Cos. Inc.	4,358,400	133,672
State Street Corp.	2,700,627	123,608
Morgan Stanley	4,979,000	120,293
		6,910,645
Health Care (9.7%)
Pfizer Inc.	49,631,341	1,064,592
Merck & Co. Inc.	20,664,252	759,411

1

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2011

		Market
		Value
	Shares	($000)
Eli Lilly & Co.	17,237,300	663,291
Johnson & Johnson	8,890,900	598,269
Medtronic Inc.	12,602,200	512,909
AstraZeneca plc ADR	9,120,900	477,935
Cardinal Health Inc.	8,850,900	402,008
Teva Pharmaceutical Industries Ltd. ADR	6,260,700	318,670
Bristol-Myers Squibb Co.	10,654,400	306,420
UnitedHealth Group Inc.	4,796,400	234,784
* Celgene Corp.	3,642,700	221,877
* Gilead Sciences Inc.	2,929,100	122,261
		5,682,427
Industrials (7.6%)
General Electric Co.	28,172,600	553,310
United Parcel Service Inc. Class B	5,760,900	423,369
Siemens AG	3,118,951	418,331
Northrop Grumman Corp.	6,200,600	404,837
Waste Management Inc.	9,850,800	382,999
FedEx Corp.	4,046,700	378,933
Deere & Co.	4,251,100	365,935
General Dynamics Corp.	4,030,900	299,173
Canadian National Railway Co.	3,688,400	288,728
Honeywell International Inc.	4,308,300	256,559
Schneider Electric SA	1,476,682	244,199
Raytheon Co.	4,624,600	232,987
Illinois Tool Works Inc.	3,383,800	193,960
		4,443,320
Information Technology (9.2%)
International Business Machines Corp.	6,579,800	1,111,526
Microsoft Corp.	30,479,500	762,292
Accenture plc Class A	9,281,300	532,654
Texas Instruments Inc.	12,409,700	438,062
Qualcomm Inc.	6,571,100	385,001
Automatic Data Processing Inc.	6,862,500	378,192
Cisco Systems Inc.	21,003,400	352,857
* eBay Inc.	11,118,100	346,551
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	23,001,585	314,202
Oracle Corp.	8,887,400	304,127
Intel Corp.	9,378,200	211,103
^ Nokia Oyj ADR	18,859,600	132,394
^ SAP AG ADR	2,068,400	128,593
		5,397,554
Materials (3.0%)
BASF SE	4,899,229	454,344
Air Products & Chemicals Inc.	3,353,000	318,837
Rio Tinto plc	3,851,596	268,389
Dow Chemical Co.	5,872,500	212,173
Syngenta AG ADR	2,617,200	180,691
Kinross Gold Corp.	9,368,700	147,276
^ CRH plc ADR	6,347,300	140,466
		1,722,176
Telecommunication Services (2.6%)
AT&T Inc.	44,859,885	1,415,778
* Sprint Nextel Corp.	14,383,000	84,141
		1,499,919
Utilities (2.5%)
Dominion Resources Inc.	9,920,200	473,392
NextEra Energy Inc.	7,752,300	449,245
Exelon Corp.	7,564,274	316,565
PG&E Corp.	5,552,600	240,872
		1,480,074
Total Common Stocks (Cost $28,453,170)		38,369,769

2

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2011

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (4.4%)
U.S. Government Securities (0.4%)
	United States Treasury Note/Bond	2.750%	2/15/19	52,000	52,772
	United States Treasury Note/Bond	3.500%	5/15/20	152,750	160,554
					213,326
Agency Bonds and Notes (0.6%)
1	Bank of America Corp.	3.125%	6/15/12	50,000	51,456
1	General Electric Capital Corp.	2.000%	9/28/12	48,985	50,065
1	HSBC USA Inc.	3.125%	12/16/11	50,000	50,776
1	John Deere Capital Corp.	2.875%	6/19/12	50,000	51,341
1	KeyBank NA	3.200%	6/15/12	25,000	25,745
1	Morgan Stanley	3.250%	12/1/11	25,000	25,377
1	PNC Funding Corp.	2.300%	6/22/12	13,590	13,868
	Residual Funding Corp. Principal Strip	0.000%	7/15/20	20,000	14,587
1	SunTrust Bank	3.000%	11/16/11	25,000	25,308
1	Wells Fargo & Co.	3.000%	12/9/11	19,000	19,263
					327,786
Conventional Mortgage-Backed Securities (3.2%)
2,3	Fannie Mae Pool	3.500%	7/1/20–5/1/26	387,771	396,178
2,3	Freddie Mac Gold Pool	4.000%	5/1/39–6/1/41	1,466,950	1,476,287
3	Ginnie Mae I Pool	7.000%	11/15/31–11/15/33	7,554	8,772
3	Ginnie Mae I Pool	8.000%	6/15/17	33	38
					1,881,275
Nonconventional Mortgage-Backed Securities (0.2%)
2,3	Fannie Mae REMICS	3.500%	4/25/31	9,730	8,845
2,3	Fannie Mae REMICS	4.000%	9/25/29–5/25/31	18,581	18,688
2,3	Freddie Mac REMICS	3.500%	3/15/31	5,760	5,234
2,3	Freddie Mac REMICS	4.000%	12/15/30–4/15/31	108,686	106,263
					139,030
Total U.S. Government and Agency Obligations (Cost $2,507,049)					2,561,417
Asset-Backed/Commercial Mortgage-Backed Securities (1.0%)
3	Ally Auto Receivables Trust	1.350%	12/15/15	12,550	12,490
3,4	Ally Master Owner Trust	2.880%	4/15/15	22,650	23,185
3	Ally Master Owner Trust	2.150%	1/15/16	48,866	49,427
3,4	Avis Budget Rental Car Funding AESOP LLC	2.090%	4/20/15	56,275	56,561
3,4	Avis Budget Rental Car Funding AESOP LLC	3.150%	3/20/17	12,000	12,237
3	CarMax Auto Owner Trust	2.160%	9/15/16	13,440	13,631
3,4	Citibank Omni Master Trust	3.350%	8/15/16	42,847	43,942
3,4	CitiFinancial Auto Issuance Trust	2.590%	10/15/13	41,500	42,074
3	CNH Equipment Trust	5.170%	10/15/14	22,639	23,534
3	Credit Suisse First Boston Mortgage Securities Corp.	4.597%	3/15/35	30,600	31,727
3	Credit Suisse First Boston Mortgage Securities Corp.	5.183%	11/15/36	5,827	6,070
3,5	Ford Credit Floorplan Master Owner Trust	2.120%	2/15/16	25,390	25,895
3,4	Ford Credit Floorplan Master Owner Trust	4.200%	2/15/17	16,270	17,591
3	GE Capital Commercial Mortgage Corp.	5.145%	7/10/37	15,640	16,571
3	GE Capital Credit Card Master Note Trust	3.800%	11/15/17	32,000	34,167
3	JP Morgan Chase Commercial Mortgage Securities
	Corp.	4.994%	7/12/35	36,075	37,576
3,4	Marriott Vacation Club Owner Trust	5.362%	10/20/28	3,277	3,395
3	Morgan Stanley Dean Witter Capital I	5.080%	9/15/37	22,025	22,876
3,4	Santander Consumer Acquired Receivables Trust	1.400%	10/15/14	24,176	24,551
3,4	Santander Drive Auto Receivables Trust	1.010%	7/15/13	30,750	30,788
3,4	Santander Drive Auto Receivables Trust	1.370%	8/15/13	29,989	30,082
3	Santander Drive Auto Receivables Trust	2.350%	11/16/15	13,545	13,598
3	World Omni Automobile Lease Securitization Trust	1.490%	10/15/14	27,925	28,079
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $596,775)					600,047
Corporate Bonds (23.7%)
Finance (10.6%)
	Banking (7.5%)
	American Express Bank FSB	5.550%	10/17/12	50,000	53,023

3

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2011

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	American Express Bank FSB	5.500%	4/16/13	15,000	16,122
	American Express Credit Corp.	5.875%	5/2/13	44,000	47,579
	American Express Credit Corp.	2.750%	9/15/15	10,000	10,080
4	American Express Travel Related Services Co. Inc.	5.250%	11/21/11	35,000	35,694
4	ANZ National International Ltd.	2.375%	12/21/12	17,425	17,700
4	ANZ National International Ltd.	6.200%	7/19/13	18,960	20,723
	BAC Capital Trust VI	5.625%	3/8/35	96,180	87,064
	Bank of America Corp.	5.750%	12/1/17	30,000	32,570
	Bank of America NA	5.300%	3/15/17	68,000	71,809
	Bank of America NA	6.000%	10/15/36	30,000	30,326
	Bank of New York Mellon Corp.	5.125%	11/1/11	44,000	44,835
	Bank of New York Mellon Corp.	4.950%	11/1/12	30,000	31,832
	Bank of New York Mellon Corp.	4.950%	3/15/15	58,655	64,371
	Bank of Nova Scotia	3.400%	1/22/15	82,000	86,357
	Barclays Bank plc	2.375%	1/13/14	53,000	54,080
	Barclays Bank plc	5.000%	9/22/16	15,570	16,823
3,4	Barclays Bank plc	5.926%	12/15/49	51,000	48,417
	BB&T Corp.	3.200%	3/15/16	34,000	34,607
	BB&T Corp.	4.900%	6/30/17	8,045	8,685
	BB&T Corp.	5.250%	11/1/19	8,000	8,595
	Bear Stearns Cos. LLC	6.400%	10/2/17	8,765	10,064
	Bear Stearns Cos. LLC	7.250%	2/1/18	16,385	19,671
	BNY Mellon NA	4.750%	12/15/14	4,750	5,223
	Canadian Imperial Bank of Commerce	2.350%	12/11/15	56,000	55,878
	Capital One Bank USA NA	6.500%	6/13/13	20,705	22,726
	Capital One Financial Corp.	5.250%	2/21/17	3,580	3,933
	Citigroup Inc.	5.300%	10/17/12	50,000	52,803
	Citigroup Inc.	4.587%	12/15/15	23,975	25,443
	Citigroup Inc.	5.850%	8/2/16	30,000	33,531
	Citigroup Inc.	6.125%	11/21/17	64,960	73,119
	Citigroup Inc.	8.500%	5/22/19	34,000	42,578
	Citigroup Inc.	5.375%	8/9/20	14,700	15,408
	Citigroup Inc.	6.625%	6/15/32	45,000	48,021
	Citigroup Inc.	6.125%	8/25/36	30,000	30,263
	Citigroup Inc.	8.125%	7/15/39	8,325	10,815
4	Commonwealth Bank of Australia	3.750%	10/15/14	22,650	23,832
4	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	3.200%	3/11/15	52,000	54,100
4	Credit Agricole SA	3.500%	4/13/15	50,000	51,808
	Credit Suisse AG	5.400%	1/14/20	40,000	41,723
	Credit Suisse New York	5.000%	5/15/13	87,750	94,001
	Credit Suisse New York	2.200%	1/14/14	41,000	41,706
	Credit Suisse New York	5.500%	5/1/14	30,000	33,274
	Credit Suisse USA Inc.	6.500%	1/15/12	15,000	15,541
	Deutsche Bank AG	5.375%	10/12/12	41,245	43,763
	Deutsche Bank Financial LLC	5.375%	3/2/15	59,215	63,818
	Golden West Financial Corp.	4.750%	10/1/12	10,000	10,503
	Goldman Sachs Group Inc.	6.000%	5/1/14	40,000	44,054
	Goldman Sachs Group Inc.	5.350%	1/15/16	70,000	75,295
	Goldman Sachs Group Inc.	3.625%	2/7/16	7,111	7,116
	Goldman Sachs Group Inc.	5.625%	1/15/17	40,000	42,725
	Goldman Sachs Group Inc.	5.950%	1/18/18	44,000	47,692
	Goldman Sachs Group Inc.	6.000%	6/15/20	5,000	5,386
	Goldman Sachs Group Inc.	6.450%	5/1/36	50,000	48,930
	Goldman Sachs Group Inc.	6.750%	10/1/37	43,995	44,227
	Goldman Sachs Group Inc.	6.250%	2/1/41	35,320	35,863
4	HBOS plc	6.000%	11/1/33	48,880	39,909
4	HSBC Bank plc	2.000%	1/19/14	38,000	38,336
4	HSBC Bank plc	3.500%	6/28/15	17,937	18,591
4	HSBC Bank plc	4.750%	1/19/21	62,040	64,162
	HSBC Bank USA NA	4.625%	4/1/14	19,710	21,134
	HSBC Holdings plc	6.500%	5/2/36	25,000	26,662
4	ING Bank NV	2.650%	1/14/13	40,000	40,465
4	ING Bank NV	2.000%	10/18/13	40,000	40,051
	JPMorgan Chase & Co.	4.650%	6/1/14	30,000	32,468

4

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2011

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
JPMorgan Chase & Co.	5.125%	9/15/14	50,000	54,383
JPMorgan Chase & Co.	3.700%	1/20/15	46,000	48,070
JPMorgan Chase & Co.	5.250%	5/1/15	40,000	43,224
JPMorgan Chase & Co.	6.000%	1/15/18	57,000	64,232
JPMorgan Chase & Co.	6.300%	4/23/19	10,340	11,806
JPMorgan Chase & Co.	4.950%	3/25/20	55,000	56,977
3 JPMorgan Chase & Co.	7.900%	12/29/49	31,521	34,752
Mellon Funding Corp.	5.000%	12/1/14	30,000	33,050
Merrill Lynch & Co. Inc.	6.050%	5/16/16	70,000	75,742
Merrill Lynch & Co. Inc.	6.400%	8/28/17	23,000	25,667
Merrill Lynch & Co. Inc.	6.875%	4/25/18	40,000	45,495
Merrill Lynch & Co. Inc.	6.220%	9/15/26	25,000	26,074
Morgan Stanley	6.750%	10/15/13	25,775	28,503
Morgan Stanley	7.070%	2/10/14	17,500	18,913
Morgan Stanley	4.750%	4/1/14	70,000	73,674
Morgan Stanley	6.000%	5/13/14	20,000	21,906
Morgan Stanley	6.000%	4/28/15	44,000	48,659
Morgan Stanley	3.800%	4/29/16	14,470	14,509
Morgan Stanley	5.450%	1/9/17	70,000	75,234
Morgan Stanley	5.750%	1/25/21	55,425	57,703
Morgan Stanley	6.250%	8/9/26	20,000	21,741
National City Bank of Pennsylvania	7.250%	10/21/11	20,000	20,341
National City Corp.	6.875%	5/15/19	13,950	16,304
4 Nordea Bank AB	2.125%	1/14/14	39,500	39,983
4 Nordea Bank AB	3.700%	11/13/14	22,880	24,040
Northern Trust Co.	4.600%	2/1/13	5,925	6,303
Northern Trust Corp.	5.300%	8/29/11	1,320	1,335
Northern Trust Corp.	5.200%	11/9/12	34,940	37,215
Northern Trust Corp.	3.450%	11/4/20	9,000	8,821
4 Oversea-Chinese Banking Corp. Ltd.	7.750%	9/6/11	14,805	15,042
Paribas	6.950%	7/22/13	40,000	44,080
PNC Bank NA	4.875%	9/21/17	50,000	54,184
3 PNC Financial Services Group Inc.	8.250%	5/31/49	44,000	47,410
4 Societe Generale	5.200%	4/15/21	94,000	95,068
4 Standard Chartered plc	3.850%	4/27/15	14,990	15,674
State Street Corp.	5.375%	4/30/17	76,315	86,822
4 Svenska Handelsbanken AB	4.875%	6/10/14	56,000	60,823
UBS AG	3.875%	1/15/15	50,000	52,846
UBS AG/Stamford CT	5.875%	7/15/16	50,000	55,473
US Bancorp	2.875%	11/20/14	32,000	33,232
US Bank NA	6.300%	2/4/14	30,000	33,615
Wachovia Bank NA	6.600%	1/15/38	60,000	68,831
Wachovia Corp.	5.500%	5/1/13	35,000	37,822
Wachovia Corp.	5.250%	8/1/14	2,900	3,153
Wells Fargo & Co.	5.125%	9/1/12	10,000	10,496
Wells Fargo & Co.	5.250%	10/23/12	50,000	53,075
Wells Fargo & Co.	4.625%	4/15/14	15,000	16,059
Wells Fargo & Co.	3.750%	10/1/14	28,000	29,733
Wells Fargo & Co.	3.625%	4/15/15	2,200	2,314
Wells Fargo & Co.	3.676%	6/15/16	19,000	19,715
Wells Fargo & Co.	5.125%	9/15/16	25,000	27,349
Wells Fargo & Co.	5.625%	12/11/17	31,150	35,024
Wells Fargo Financial Inc.	5.500%	8/1/12	20,000	21,101
Brokerage (0.0%)
Ameriprise Financial Inc.	5.300%	3/15/20	11,590	12,704
Charles Schwab Corp.	4.950%	6/1/14	14,750	16,200
Finance Companies (0.7%)
General Electric Capital Corp.	5.450%	1/15/13	31,585	33,757
General Electric Capital Corp.	2.950%	5/9/16	25,000	25,134
General Electric Capital Corp.	5.400%	2/15/17	20,000	22,219
General Electric Capital Corp.	5.625%	9/15/17	20,000	22,376
General Electric Capital Corp.	4.625%	1/7/21	117,000	118,734
General Electric Capital Corp.	5.300%	2/11/21	30,850	32,320

5

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2011

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	General Electric Capital Corp.	6.750%	3/15/32	30,000	34,299
	General Electric Capital Corp.	6.150%	8/7/37	37,800	40,439
	HSBC Finance Corp.	6.375%	10/15/11	75,000	76,579
3,4	US Trade Funding Corp.	4.260%	11/15/14	8,060	8,455
	Insurance (1.8%)
	ACE Capital Trust II	9.700%	4/1/30	20,000	27,008
	ACE INA Holdings Inc.	2.600%	11/23/15	11,000	11,027
	ACE INA Holdings Inc.	5.800%	3/15/18	40,360	45,500
	Aetna Inc.	6.500%	9/15/18	11,460	13,490
	Allstate Corp.	5.000%	8/15/14	10,000	11,052
3	Allstate Corp.	6.125%	5/15/17	30,000	30,375
3	Allstate Corp.	6.500%	5/15/37	20,000	20,700
	Berkshire Hathaway Finance Corp.	4.625%	10/15/13	50,000	54,210
	Chubb Corp.	6.000%	5/11/37	50,000	54,336
	Cincinnati Financial Corp.	6.920%	5/15/28	20,000	21,770
4	Farmers Exchange Capital	7.050%	7/15/28	25,000	26,471
	Genworth Global Funding Trusts	5.750%	5/15/13	25,000	26,589
	Hartford Financial Services Group Inc.	4.625%	7/15/13	9,000	9,488
	Hartford Financial Services Group Inc.	4.750%	3/1/14	15,000	15,879
	Hartford Financial Services Group Inc.	6.000%	1/15/19	44,000	47,972
4	Jackson National Life Insurance Co.	8.150%	3/15/27	39,480	44,682
4	Liberty Mutual Insurance Co.	7.875%	10/15/26	31,210	35,253
4	MassMutual Global Funding II	2.875%	4/21/14	11,390	11,848
	Mercury General Corp.	7.250%	8/15/11	20,000	20,213
4	Metropolitan Life Global Funding I	5.125%	11/9/11	30,000	30,605
4	Metropolitan Life Global Funding I	5.125%	6/10/14	20,000	21,918
4	Metropolitan Life Insurance Co.	7.700%	11/1/15	51,000	60,854
4	New York Life Global Funding	5.250%	10/16/12	20,720	22,019
4	New York Life Insurance Co.	5.875%	5/15/33	55,395	59,302
	Prudential Financial Inc.	5.150%	1/15/13	10,615	11,243
	Prudential Financial Inc.	4.750%	4/1/14	28,700	30,904
	Prudential Financial Inc.	5.100%	9/20/14	10,000	10,926
	Prudential Financial Inc.	3.000%	5/12/16	11,995	12,015
	Prudential Financial Inc.	4.500%	11/15/20	34,365	34,487
4	TIAA Global Markets Inc.	5.125%	10/10/12	46,100	48,781
	Torchmark Corp.	7.875%	5/15/23	45,000	51,206
	Travelers Cos. Inc.	5.800%	5/15/18	32,500	36,539
	UnitedHealth Group Inc.	6.000%	6/15/17	9,500	10,920
	UnitedHealth Group Inc.	6.000%	2/15/18	26,300	30,108
	UnitedHealth Group Inc.	3.875%	10/15/20	27,960	27,620
	WellPoint Inc.	4.350%	8/15/20	10,000	10,188
	Other Finance (0.1%)
	NYSE Euronext	4.800%	6/28/13	52,025	55,380

	Real Estate Investment Trusts (0.5%)
	Duke Realty LP	5.950%	2/15/17	3,075	3,382
	Duke Realty LP	6.500%	1/15/18	11,850	13,321
	HCP Inc.	3.750%	2/1/16	7,950	8,159
	Realty Income Corp.	6.750%	8/15/19	21,075	24,528
	Simon Property Group LP	5.100%	6/15/15	50,000	55,267
	Simon Property Group LP	6.100%	5/1/16	49,050	56,385
	Simon Property Group LP	6.125%	5/30/18	10,000	11,388
4	WCI Finance LLC / WEA Finance LLC	5.700%	10/1/16	64,150	71,477
4	WEA Finance LLC	7.125%	4/15/18	34,000	40,185
					6,191,686
Industrial (10.4%)
	Basic Industry (0.4%)
	Agrium Inc.	6.125%	1/15/41	8,560	9,237
	ArcelorMittal	6.750%	3/1/41	27,415	27,637
	BHP Billiton Finance USA Ltd.	4.800%	4/15/13	15,000	16,073
	BHP Billiton Finance USA Ltd.	7.250%	3/1/16	15,000	18,205
	EI du Pont de Nemours & Co.	4.750%	11/15/12	17,560	18,599

6

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2011

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	EI du Pont de Nemours & Co.	2.750%	4/1/16	54,000	55,225
3,4	Pacific Beacon LLC	5.379%	7/15/26	9,000	9,534
	PPG Industries Inc.	6.875%	2/15/12	9,355	9,735
	Rio Tinto Alcan Inc.	7.250%	3/15/31	21,273	26,090
	Rio Tinto Finance USA Ltd.	6.500%	7/15/18	37,000	43,576
3	Rohm and Haas Holdings Ltd.	9.800%	4/15/20	6,750	8,229
	Capital Goods (1.1%)
	3M Co.	6.375%	2/15/28	30,000	35,019
	Boeing Co.	8.625%	11/15/31	9,460	13,127
	Caterpillar Financial Services Corp.	2.000%	4/5/13	21,175	21,625
	Caterpillar Financial Services Corp.	6.200%	9/30/13	9,000	10,052
	Caterpillar Financial Services Corp.	1.375%	5/20/14	26,800	26,932
	Caterpillar Inc.	3.900%	5/27/21	42,840	42,799
	Caterpillar Inc.	7.300%	5/1/31	10,000	13,127
	Deere & Co.	7.125%	3/3/31	17,500	22,637
	General Dynamics Corp.	4.250%	5/15/13	40,000	42,831
	General Electric Co.	5.250%	12/6/17	41,685	46,806
	Honeywell International Inc.	4.250%	3/1/21	40,681	42,052
	John Deere Capital Corp.	5.350%	1/17/12	40,000	41,233
	John Deere Capital Corp.	5.100%	1/15/13	40,000	42,801
	Raytheon Co.	1.625%	10/15/15	35,210	34,547
4	Siemens Financieringsmaatschappij NV	5.750%	10/17/16	89,650	103,328
	United Technologies Corp.	7.500%	9/15/29	19,230	25,343
	United Technologies Corp.	6.050%	6/1/36	20,325	23,332
	United Technologies Corp.	6.125%	7/15/38	45,000	52,202
	Communication (1.9%)
	AT&T Inc.	5.100%	9/15/14	40,160	44,413
	AT&T Inc.	2.950%	5/15/16	23,655	23,981
	AT&T Inc.	5.600%	5/15/18	44,000	49,191
	AT&T Inc.	5.800%	2/15/19	10,000	11,358
	AT&T Inc.	6.450%	6/15/34	73,115	79,543
	AT&T Inc.	6.800%	5/15/36	11,305	12,727
	AT&T Inc.	6.500%	9/1/37	9,675	10,601
	BellSouth Corp.	6.000%	10/15/11	25,000	25,516
	BellSouth Corp.	5.200%	9/15/14	20,000	22,202
	BellSouth Corp.	6.550%	6/15/34	32,225	35,034
	BellSouth Corp.	6.000%	11/15/34	11,995	12,369
	BellSouth Telecommunications Inc.	7.000%	12/1/95	27,600	30,147
	CBS Corp.	4.300%	2/15/21	27,830	27,263
	Cellco Partnership / Verizon Wireless Capital LLC	5.550%	2/1/14	28,000	30,943
	Cellco Partnership / Verizon Wireless Capital LLC	8.500%	11/15/18	21,000	27,444
	Comcast Corp.	5.700%	5/15/18	20,000	22,416
	DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	3.125%	2/15/16	7,665	7,795
	DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	3.500%	3/1/16	31,150	32,115
	DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.200%	3/15/20	20,000	21,407
	DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	6.375%	3/1/41	24,640	26,176
	Discovery Communications LLC	5.625%	8/15/19	10,635	11,737
	Discovery Communications LLC	5.050%	6/1/20	8,365	8,860
	France Telecom SA	4.375%	7/8/14	16,800	18,296
	Grupo Televisa SA	6.625%	1/15/40	25,090	27,119
4	NBCUniversal Media LLC	4.375%	4/1/21	23,900	23,829
4	News America Inc.	4.500%	2/15/21	14,500	14,611
4	News America Inc.	6.150%	2/15/41	33,265	34,156
	Telefonica Emisiones SAU	3.992%	2/16/16	34,790	35,706
	Time Warner Cable Inc.	5.850%	5/1/17	34,980	39,338
	Time Warner Cable Inc.	6.750%	6/15/39	29,985	32,820
	Verizon Communications Inc.	4.350%	2/15/13	15,530	16,398
	Verizon Communications Inc.	5.500%	4/1/17	25,000	28,203
	Verizon Communications Inc.	5.850%	9/15/35	49,525	52,060
	Verizon Communications Inc.	6.900%	4/15/38	9,710	11,293
	Verizon Global Funding Corp.	6.875%	6/15/12	10,000	10,649
	Verizon Global Funding Corp.	4.375%	6/1/13	10,000	10,656
	Verizon Global Funding Corp.	7.750%	12/1/30	56,410	71,663

7

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2011

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Verizon Maryland Inc.	7.150%	5/1/23	10,000	10,738
Vodafone Group plc	5.000%	12/16/13	10,000	10,922
Vodafone Group plc	5.375%	1/30/15	40,000	44,692
Vodafone Group plc	2.875%	3/16/16	33,000	33,478
Consumer Cyclical (1.6%)
4 American Honda Finance Corp.	4.625%	4/2/13	50,000	53,045
CVS Caremark Corp.	4.875%	9/15/14	35,000	38,516
CVS Caremark Corp.	5.750%	6/1/17	26,185	29,652
Daimler Finance North America LLC	6.500%	11/15/13	49,855	55,639
Daimler Finance North America LLC	8.500%	1/18/31	33,000	45,703
Home Depot Inc.	3.950%	9/15/20	16,000	16,059
Johnson Controls Inc.	7.125%	7/15/17	36,300	42,922
Lowe's Cos. Inc.	6.875%	2/15/28	5,790	6,895
Lowe's Cos. Inc.	6.500%	3/15/29	39,900	45,486
Lowe's Cos. Inc.	5.500%	10/15/35	20,000	20,609
Lowe's Cos. Inc.	6.650%	9/15/37	25,905	30,601
Staples Inc.	9.750%	1/15/14	25,220	30,138
Target Corp.	5.875%	3/1/12	40,000	41,641
Target Corp.	5.125%	1/15/13	24,025	25,752
Target Corp.	5.875%	7/15/16	20,000	23,508
Time Warner Cos. Inc.	7.570%	2/1/24	20,000	24,945
Time Warner Cos. Inc.	6.950%	1/15/28	20,000	22,716
Time Warner Inc.	4.875%	3/15/20	14,000	14,612
Toyota Motor Credit Corp.	2.800%	1/11/16	42,517	43,332
Viacom Inc.	6.125%	10/5/17	7,500	8,680
Wal-Mart Stores Inc.	3.250%	10/25/20	25,754	24,858
Wal-Mart Stores Inc.	5.625%	4/15/41	112,595	117,593
Walt Disney Co.	6.375%	3/1/12	20,000	20,901
Walt Disney Co.	4.700%	12/1/12	33,500	35,544
Walt Disney Co.	5.625%	9/15/16	30,000	34,933
Western Union Co.	5.930%	10/1/16	60,000	68,117
Consumer Noncyclical (3.2%)
Abbott Laboratories	4.350%	3/15/14	30,500	33,188
Altria Group Inc.	4.125%	9/11/15	10,000	10,654
Altria Group Inc.	4.750%	5/5/21	18,300	18,412
Amgen Inc.	4.500%	3/15/20	6,625	6,993
Anheuser-Busch Cos. Inc.	5.000%	3/1/19	15,000	16,332
Anheuser-Busch Cos. Inc.	6.500%	1/1/28	19,550	22,009
Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	12,830	14,192
Anheuser-Busch InBev Worldwide Inc.	4.375%	2/15/21	36,000	36,895
AstraZeneca plc	6.450%	9/15/37	48,385	57,259
Baxter International Inc.	5.900%	9/1/16	12,498	14,742
4 Cargill Inc.	6.000%	11/27/17	25,000	28,910
4 Cargill Inc.	4.307%	5/14/21	60,532	61,291
4 Cargill Inc.	6.875%	5/1/28	19,355	23,054
4 Cargill Inc.	6.125%	4/19/34	28,980	31,978
Coca-Cola Co.	5.350%	11/15/17	85,000	98,957
Coca-Cola Enterprises Inc.	3.500%	9/15/20	9,900	9,592
Coca-Cola Enterprises Inc.	4.500%	9/1/21	8,430	8,744
Coca-Cola HBC Finance BV	5.125%	9/17/13	43,000	46,156
Coca-Cola HBC Finance BV	5.500%	9/17/15	17,440	19,355
Coca-Cola Refreshments USA Inc.	7.000%	10/1/26	10,075	12,520
Colgate-Palmolive Co.	7.600%	5/19/25	13,920	18,475
Diageo Capital plc	5.200%	1/30/13	50,590	54,158
Dr Pepper Snapple Group Inc.	2.900%	1/15/16	10,125	10,251
^ Eli Lilly & Co.	6.000%	3/15/12	45,000	47,010
Express Scripts Inc.	6.250%	6/15/14	14,670	16,577
GlaxoSmithKline Capital Inc.	4.850%	5/15/13	35,000	37,741
GlaxoSmithKline Capital Inc.	4.375%	4/15/14	35,000	38,200
GlaxoSmithKline Capital Inc.	5.375%	4/15/34	45,000	47,243
Hershey Co.	4.850%	8/15/15	9,620	10,596
Johnson & Johnson	2.150%	5/15/16	41,000	41,152
Johnson & Johnson	5.150%	7/15/18	14,800	16,823

8

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2011

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Kellogg Co.	4.000%	12/15/20	57,000	57,534
Kimberly-Clark Corp.	4.875%	8/15/15	30,000	33,753
Kraft Foods Inc.	5.375%	2/10/20	24,000	26,176
McKesson Corp.	3.250%	3/1/16	6,650	6,859
Medtronic Inc.	4.750%	9/15/15	20,000	22,289
Merck & Co. Inc.	5.125%	11/15/11	69,000	70,489
Merck & Co. Inc.	5.300%	12/1/13	39,000	43,086
Merck & Co. Inc.	6.550%	9/15/37	10,000	12,043
PepsiCo Inc.	5.150%	5/15/12	50,000	52,277
PepsiCo Inc.	3.100%	1/15/15	48,000	50,501
PepsiCo Inc.	7.000%	3/1/29	10,000	12,654
Pfizer Inc.	5.350%	3/15/15	33,000	37,380
Philip Morris International Inc.	4.500%	3/26/20	8,250	8,684
Philip Morris International Inc.	4.125%	5/17/21	43,025	43,351
3 Procter & Gamble - Esop	9.360%	1/1/21	49,226	64,114
4 Roche Holdings Inc.	6.000%	3/1/19	14,250	16,646
4 SABMiller plc	6.500%	7/1/16	50,000	58,465
Sanofi	4.000%	3/29/21	44,090	44,475
St. Jude Medical Inc.	2.500%	1/15/16	24,840	24,936
4 Tesco plc	5.500%	11/15/17	50,000	56,963
Thermo Fisher Scientific Inc.	2.050%	2/21/14	7,391	7,543
Thermo Fisher Scientific Inc.	3.250%	11/20/14	9,385	9,936
Thermo Fisher Scientific Inc.	3.200%	5/1/15	10,355	10,821
Thermo Fisher Scientific Inc.	3.200%	3/1/16	11,405	11,776
Unilever Capital Corp.	4.250%	2/10/21	132,835	139,598
Zeneca Wilmington Inc.	7.000%	11/15/23	29,000	36,482
Energy (0.7%)
Apache Finance Canada Corp.	7.750%	12/15/29	19,910	25,467
BP Capital Markets plc	3.125%	10/1/15	16,000	16,380
BP Capital Markets plc	3.200%	3/11/16	33,000	33,643
BP Capital Markets plc	4.750%	3/10/19	27,215	28,842
BP Capital Markets plc	4.500%	10/1/20	16,000	16,364
ConocoPhillips	5.200%	5/15/18	80,000	90,102
EOG Resources Inc.	5.625%	6/1/19	16,100	18,298
4 Motiva Enterprises LLC	5.750%	1/15/20	5,065	5,709
Occidental Petroleum Corp.	4.100%	2/1/21	39,240	40,336
Shell International Finance BV	3.250%	9/22/15	44,000	46,441
Shell International Finance BV	4.375%	3/25/20	38,000	40,407
Statoil ASA	2.900%	10/15/14	19,885	20,873
Suncor Energy Inc.	5.950%	12/1/34	20,700	21,707
Other Industrial (0.1%)
4 Hutchison Whampoa International 03/13 Ltd.	6.500%	2/13/13	50,000	54,171
Snap-On Inc.	6.250%	8/15/11	34,990	35,405
Technology (0.9%)
Cisco Systems Inc.	4.450%	1/15/20	40,000	41,740
Dell Inc.	5.875%	6/15/19	34,840	39,338
Google Inc.	2.125%	5/19/16	27,365	27,344
Hewlett-Packard Co.	2.650%	6/1/16	17,000	17,095
Hewlett-Packard Co.	5.500%	3/1/18	29,135	32,772
Hewlett-Packard Co.	3.750%	12/1/20	82,000	80,066
Hewlett-Packard Co.	4.300%	6/1/21	26,000	26,207
IBM International Group Capital LLC	5.050%	10/22/12	50,000	53,034
International Business Machines Corp.	2.000%	1/5/16	50,000	49,889
International Business Machines Corp.	8.375%	11/1/19	25,000	33,592
International Business Machines Corp.	5.875%	11/29/32	25,000	28,557
Intuit Inc.	5.400%	3/15/12	19,610	20,299
Microsoft Corp.	4.500%	10/1/40	27,815	25,701
Oracle Corp.	4.950%	4/15/13	25,020	26,918
Oracle Corp.	6.125%	7/8/39	18,000	20,282
Transportation (0.5%)
3 Continental Airlines 2007-1 Class A Pass Through Trust	5.983%	4/19/22	29,798	30,915
4 ERAC USA Finance LLC	2.250%	1/10/14	5,890	5,943

9

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2011

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
4 ERAC USA Finance LLC	5.900%	11/15/15	19,500	21,925
4 ERAC USA Finance LLC	4.500%	8/16/21	9,295	9,359
4 ERAC USA Finance LLC	7.000%	10/15/37	26,175	29,708
3 Federal Express Corp. 1998 Pass Through Trust	6.720%	1/15/22	31,346	36,207
Southwest Airlines Co.	5.750%	12/15/16	32,500	35,965
3 Southwest Airlines Co. 1993-A Pass Through Trust	7.540%	6/29/15	27,195	30,137
3 Southwest Airlines Co. 2007-1 Pass Through Trust	6.150%	8/1/22	20,889	22,821
United Parcel Service Inc.	4.500%	1/15/13	66,475	70,552
United Parcel Service Inc.	4.875%	11/15/40	14,815	14,517
				6,097,513
Utilities (2.7%)
Electric (2.2%)
Alabama Power Co.	4.850%	12/15/12	42,330	44,975
Alabama Power Co.	5.550%	2/1/17	17,650	20,303
Alabama Power Co.	5.700%	2/15/33	15,000	16,325
Ameren Illinois Co.	6.125%	12/15/28	54,000	53,935
Carolina Power & Light Co.	6.300%	4/1/38	14,705	17,423
Commonwealth Edison Co.	5.950%	8/15/16	23,120	26,523
Connecticut Light & Power Co.	5.650%	5/1/18	13,655	15,540
Consolidated Edison Co. of New York Inc.	5.500%	9/15/16	20,930	24,018
Consolidated Edison Co. of New York Inc.	5.300%	12/1/16	25,505	29,079
Consolidated Edison Co. of New York Inc.	7.125%	12/1/18	11,278	13,993
Dominion Resources Inc.	5.200%	8/15/19	19,250	21,173
Duke Energy Carolinas LLC	5.250%	1/15/18	9,000	10,108
Duke Energy Carolinas LLC	5.100%	4/15/18	18,235	20,353
Duke Energy Carolinas LLC	3.900%	6/15/21	59,825	60,427
4 EDP Finance BV	5.375%	11/2/12	40,745	41,594
4 Enel Finance International NV	6.800%	9/15/37	38,515	40,337
Florida Power & Light Co.	5.550%	11/1/17	9,835	11,582
Florida Power & Light Co.	5.650%	2/1/35	50,000	54,652
Florida Power & Light Co.	4.950%	6/1/35	10,000	9,964
Florida Power & Light Co.	5.650%	2/1/37	5,000	5,447
Florida Power & Light Co.	5.950%	2/1/38	39,215	44,502
Florida Power Corp.	6.350%	9/15/37	8,000	9,379
Florida Power Corp.	6.400%	6/15/38	27,055	31,889
Georgia Power Co.	5.400%	6/1/18	38,660	43,819
Midamerican Energy Holdings Co.	6.125%	4/1/36	25,000	27,694
National Rural Utilities Cooperative Finance Corp.	3.875%	9/16/15	24,125	25,870
National Rural Utilities Cooperative Finance Corp.	5.450%	2/1/18	60,000	67,763
Northern States Power Co.	6.250%	6/1/36	50,000	59,456
NSTAR	4.500%	11/15/19	3,535	3,728
Pacific Gas & Electric Co.	4.250%	5/15/21	11,365	11,492
PacifiCorp	5.900%	8/15/34	12,500	13,536
PacifiCorp	6.250%	10/15/37	36,635	42,375
Peco Energy Co.	5.350%	3/1/18	20,545	23,083
Potomac Electric Power Co.	6.500%	11/15/37	25,000	30,109
PPL Energy Supply LLC	6.200%	5/15/16	13,573	15,211
Public Service Electric & Gas Co.	5.300%	5/1/18	25,100	28,292
San Diego Gas & Electric Co.	6.000%	6/1/26	3,600	4,240
South Carolina Electric & Gas Co.	5.800%	1/15/33	9,000	9,750
South Carolina Electric & Gas Co.	6.050%	1/15/38	34,000	38,282
Southern California Edison Co.	6.000%	1/15/34	7,695	8,689
Southern California Edison Co.	5.550%	1/15/37	50,475	54,031
Southern California Edison Co.	5.950%	2/1/38	50,000	56,105
Southern Co.	5.300%	1/15/12	13,300	13,668
Wisconsin Electric Power Co.	4.500%	5/15/13	21,565	22,939
Wisconsin Electric Power Co.	5.700%	12/1/36	17,280	18,838
Wisconsin Public Service Corp.	6.080%	12/1/28	45,000	49,426
Natural Gas (0.4%)
AGL Capital Corp.	6.375%	7/15/16	25,815	29,758
British Transco Finance Inc.	6.625%	6/1/18	50,000	57,605
4 DCP Midstream LLC	6.450%	11/3/36	30,325	32,480
KeySpan Corp.	4.650%	4/1/13	9,000	9,502

10

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2011

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
National Grid plc	6.300%	8/1/16	30,000	34,698
TransCanada PipeLines Ltd.	3.800%	10/1/20	47,125	47,084
Wisconsin Gas LLC	6.600%	9/15/13	13,100	14,437
Other Utility (0.1%)
UGI Utilities Inc.	5.753%	9/30/16	37,590	42,704
				1,560,185
Total Corporate Bonds (Cost $12,899,723)				13,849,384
Sovereign Bonds (U.S. Dollar-Denominated) (1.3%)
4 Abu Dhabi National Energy Co.	5.875%	10/27/16	41,140	44,849
4 Austria Government International Bond	2.000%	11/15/12	19,825	20,321
4 CDP Financial Inc.	4.400%	11/25/19	40,000	41,574
4 EDF SA	4.600%	1/27/20	50,000	53,068
Inter-American Development Bank	4.375%	9/20/12	40,000	42,074
International Bank for Reconstruction & Development	4.750%	2/15/35	40,000	42,191
Japan Finance Organization for Municipalities	4.625%	4/21/15	50,000	55,304
Kreditanstalt fuer Wiederaufbau	7.000%	3/1/13	10,000	11,005
Kreditanstalt fuer Wiederaufbau	1.250%	10/26/15	70,000	68,608
Oesterreichische Kontrollbank AG	4.500%	3/9/15	50,000	55,347
^ Province of British Columbia	4.300%	5/30/13	40,000	42,667
Province of Ontario	1.375%	1/27/14	17,000	17,116
Province of Ontario	4.500%	2/3/15	35,000	38,686
Province of Ontario	4.000%	10/7/19	56,415	59,308
Province of Ontario	4.400%	4/14/20	50,000	53,751
Quebec	4.875%	5/5/14	25,000	27,692
Quebec	5.125%	11/14/16	50,000	57,466
4 Ras Laffan Liquefied Natural Gas Co. Ltd. III	5.500%	9/30/14	14,985	16,373
South Africa Government International Bond	6.500%	6/2/14	21,900	24,626
Total Sovereign Bonds (Cost $719,160)				772,026
Taxable Municipal Bonds (1.7%)
Atlanta GA Downtown Development Authority
Revenue	6.875%	2/1/21	11,505	13,767
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	6.263%	4/1/49	40,000	44,336
Board of Trustees of The Leland Stanford Junior
University	6.875%	2/1/24	34,745	42,940
Board of Trustees of The Leland Stanford Junior
University	7.650%	6/15/26	29,000	37,155
California GO	5.700%	11/1/21	11,840	12,725
California GO	7.550%	4/1/39	2,790	3,290
California GO	7.300%	10/1/39	4,280	4,911
California GO	7.600%	11/1/40	23,935	28,367
Chicago IL Metropolitan Water Reclamation District GO	5.720%	12/1/38	8,545	9,079
Chicago IL O'Hare International Airport Revenue	6.845%	1/1/38	21,280	21,658
Chicago IL O'Hare International Airport Revenue	6.395%	1/1/40	8,970	9,579
Dallas TX Area Rapid Transit Revenue	5.999%	12/1/44	29,925	33,751
Illinois GO	5.365%	3/1/17	805	845
Illinois GO	5.665%	3/1/18	22,735	23,967
Illinois GO	5.877%	3/1/19	23,750	24,964
Illinois GO	5.100%	6/1/33	3,145	2,768
Illinois Toll Highway Authority Revenue	6.184%	1/1/34	29,200	29,640
6 Kansas Development Finance Authority Revenue
(Public Employees Retirement System)	5.501%	5/1/34	50,000	49,468
Los Angeles CA Department of Water & Power
Revenue	6.008%	7/1/39	13,645	14,145
Los Angeles CA Unified School District GO	5.750%	7/1/34	55,325	56,861
Louisville & Jefferson County KY Metropolitan Sewer
District Revenue	6.250%	5/15/43	19,000	20,323
Maryland Transportation Authority Facilities Projects
Revenue	5.888%	7/1/43	21,685	23,510

11

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2011

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Massachusetts Development Finance Agency Revenue
	(Harvard University)	6.300%	10/1/37	50,675	55,904
	Massachusetts School Building Authority Dedicated
	Sales Tax Revenue	5.715%	8/15/39	22,105	23,916
	Metropolitan New York Transportation Authority
	Revenue (Dedicated Tax Fund)	7.336%	11/15/39	10,860	13,563
	Metropolitan New York Transportation Authority
	Revenue (Dedicated Tax Fund)	6.089%	11/15/40	5,235	5,313
	New Jersey Turnpike Authority Revenue	7.414%	1/1/40	35,285	43,648
	New Jersey Turnpike Authority Revenue	7.102%	1/1/41	4,000	4,804
	New York City NY Municipal Water Finance Authority
	Water & Sewer System Revenue	5.882%	6/15/44	15,950	17,496
	North Texas Tollway Authority System Revenue	6.718%	1/1/49	61,100	67,776
3,4	Ohana Military Communities LLC	5.558%	10/1/36	9,600	8,768
3,4	Ohana Military Communities LLC	5.780%	10/1/36	16,360	15,690
	Oregon Department Transportation Highway Usertax
	Revenue	5.834%	11/15/34	25,930	27,995
	Oregon GO	5.902%	8/1/38	19,510	21,279
6	Oregon School Boards Association GO	5.528%	6/30/28	50,000	50,136
	Port Authority of New York & New Jersey Revenue	5.859%	12/1/24	12,735	14,514
	Port Authority of New York & New Jersey Revenue	6.040%	12/1/29	10,455	11,677
	San Antonio TX Electric & Gas Systems Revenue	5.985%	2/1/39	11,890	13,402
	South Carolina Public Service Authority Revenue	6.454%	1/1/50	11,700	13,211
	University of California Regents Medical Center
	Revenue	6.548%	5/15/48	14,820	14,833
	University of California Regents Medical Center
	Revenue	6.583%	5/15/49	23,785	24,538
	University of California Revenue	5.770%	5/15/43	24,325	25,021
Total Taxable Municipal Bonds (Cost $919,899)					981,533

					Market
					Value
		Coupon		Shares	($000)
Temporary Cash Investments (3.7%)
Money Market Fund (0.7%)
7,8	Vanguard Market Liquidity Fund	0.155%		401,540,300	401,540

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
Repurchase Agreements (3.0%)
	Bank of America Securities, LLC(Dated 5/31/11,
	Repurchase Value $16,700,000, collateralized by
	Federal National Mortgage Assn. 6.000%, 10/1/39)	0.130%	6/2/11	16,700	16,700
	BNP Paribas Securities Corp.(Dated 5/31/11,
	Repurchase Value $628,202,000, collateralized by
	Federal Home Loan Mortgage Corp. 3.500%-6.000%,
	7/1/24-4/1/41, Federal National Mortgage Assn.
	3.500%-6.500%, 4/1/21-2/1/41)	0.140%	6/1/11	628,200	628,200
	Deutsche Bank Securities, Inc.(Dated 5/31/11,
	Repurchase Value $13,200,000, collateralized by
	Federal National Mortgage Assn. 6.500%, 1/1/39)	0.140%	6/1/11	13,200	13,200
	Goldman Sachs & Co.(Dated 5/31/11, Repurchase
	Value $750,019,000, collateralized by Federal Home
	Loan Mortgage Corp. 5.500%, 6/1/35-10/1/39,
	Federal National Mortgage Assn. 5.000%-6.000%,
	4/1/38-5/1/38)	0.130%	6/7/11	750,000	750,000
	HSBC Securities (USA) Inc.(Dated 5/31/11, Repurchase
	Value $123,100,000, collateralized by Federal
	National Mortgage Assn. 3.500%-4.000%, 2/1/26-
	1/1/31)	0.130%	6/2/11	123,100	123,100

12

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2011

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
UBS Securities LLC(Dated 5/31/11, Repurchase Value
$218,401,000, collateralized by Federal Home Loan
Mortgage Corp. 4.000%, 8/1/39, Federal National
Mortgage Assn. 4.000%-4.500%, 11/1/40-3/1/41)	0.140%	6/2/11	218,400	218,400
				1,749,600
Total Temporary Cash Investments (Cost $2,151,140)				2,151,140
Total Investments (101.5%) (Cost $48,246,916)				59,285,316
Other Assets and Liabilities—Net (-1.5%)[8,9]				(861,477)
Net Assets (100%)				58,423,839

* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $375,291,000.
1 Guaranteed by the Federal Deposit Insurance Corporation (FDIC) as part of the Temporary Liquidity Guarantee Program.
2 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2011, the aggregate value of these securities was $2,468,353,000, representing 4.2% of net assets.
5 Adjustable-rate security.
6 Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
7 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
8 Includes $401,540,000 of collateral received for securities on loan.
9 Cash of $1,615,000, has been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
GO—General Obligation Bond.

13

© 2011 The Vanguard Group. Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA 212 072011

Item 2: Code of Ethics.

Not Applicable.

Item 3: Audit Committee Financial Expert.

Not Applicable.

Item 4: Principal Accountant Fees and Services.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WELLINGTON FUND

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: July 25, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WELLINGTON FUND

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: July 25, 2011

VANGUARD WELLINGTON FUND

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: July 25, 2011

*By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 26, 2010, see file Number 33-53683, Incorporated by Reference.